UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Primo Brands Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Primo Brands Corporation
NOTICE & PROXY
STATEMENT
Annual Meeting of Stockholders
April 28, 2026

9:30 a.m. (Eastern Time)

PRIMO BRANDS CORPORATION 1150 ASSEMBLY DRIVE, SUITE 800, TAMPA, FLORIDA 33607 900 LONG RIDGE ROAD, BUILDING 2, STAMFORD, CONNECTICUT 06902

March 18, 2026
Dear Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Primo Brands Corporation (the “Company”) to be held on Tuesday, April 28, 2026 at 9:30 a.m., Eastern Time. Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PRMB2026. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your support.

Sincerely,

Eric Foss
Executive Chairman and Chief Executive Officer

If you have any questions or require assistance in authorizing a proxy or voting your shares, or if you would like additional copies of the proxy materials, please contact:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, NY 10001
Call Toll Free: 1-800-322-2885
Email: prmb@mackenziepartners.com

Notice of Annual Meeting of Stockholders

To be Held on Tuesday, April 28, 2026 at 9:30 a.m., Eastern Time

PRIMO BRANDS CORPORATION
1150 ASSEMBLY DRIVE, SUITE 800, TAMPA, FLORIDA 33607
900 LONG RIDGE ROAD, BUILDING 2, STAMFORD, CONNECTICUT 06902
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Primo Brands Corporation, a Delaware corporation (the “Company”), will be held at 9:30 a.m., Eastern Time, on Tuesday, April 28, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PRMB2026. The Annual Meeting is called for the following purposes:
Proposals
1.	To elect the ten director nominees named in our proxy statement to serve until the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our outstanding shares of Class A common stock at the close of business on March 5, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be made available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investorrelations@primobrands.com, stating the purpose of the request and providing proof of ownership of the Company’s Class A common stock. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Hih Song Kim
Chief Legal Officer & Corporate Secretary
Stamford, Connecticut
March 18, 2026

i

ii

PROXY STATEMENT
PRIMO BRANDS CORPORATION
1150 ASSEMBLY DRIVE, SUITE 800, TAMPA, FLORIDA 33607
900 LONG RIDGE ROAD, BUILDING 2, STAMFORD,
CONNECTICUT 06902
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Primo Brands Corporation of proxies to be voted at our 2026 Annual Meeting of Stockholders to be held on Tuesday, April 28, 2026 (the “Annual Meeting”), at 9:30 a.m., Eastern Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PRMB2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of our Class A common stock (the “Common Stock”) at the close of business on March 5, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. Each holder of our Common Stock is entitled to one vote per share on each matter submitted to a vote of stockholders. At the close of business on the Record Date, there were 363,176,926 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about March 18, 2026 to our stockholders as of the Record Date.
In this proxy statement, “we,” “us,” “our,” the “Company” and “Primo Brands” refer to Primo Brands Corporation, and, unless otherwise stated, all of its subsidiaries, including Triton Water Parent, Inc. and Primo Water Corporation, which we refer to as “BlueTriton” and “Primo Water,” respectively, and unless otherwise stated, all of their respective subsidiaries. On November 8, 2024, Triton US HoldCo, Inc. completed a series of merger transactions involving BlueTriton and Primo Water, pursuant to which Primo Water and BlueTriton became wholly owned subsidiaries of Triton US Holdco, Inc. (including all related transactions, the “Transaction”). Triton US Holdco, Inc. was subsequently renamed Primo Brands Corporation. The Company became the successor issuer to Primo Water pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(e) under the Exchange Act, our Common Stock was deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the related rules and regulations. On November 11, 2024, our Common Stock began regular-way trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “PRMB”.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, APRIL 28, 2026
This Proxy Statement and our 2025 Annual Report are available at http://www.proxyvote.com/
At the Annual Meeting, our stockholders will be asked:
PROPOSALS
1.
To elect Britta Bomhard, Susan E. Cates, Michael Cramer, Eric J. Foss, Jerry Fowden, Tony W. Lee, Minsok Pak, Billy D. Prim, Allison Spector, and Steven P. Stanbrook as directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD
The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:
1.
FOR the election of Britta Bomhard, Susan E. Cates, Michael Cramer, Eric J. Foss, Jerry Fowden, Tony W. Lee, Minsok Pak, Billy D. Prim, Allison Spector, and Steven P. Stanbrook as directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.
INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because Primo Brands’ Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Primo Brands is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about March 18, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials for the Annual Meeting or in the future, please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.
If you have any questions or require assistance in authorizing a proxy or voting your shares, or if you would like additional copies of the proxy materials, please contact:

MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, NY 10001
Call Toll Free: 1-800-322-2885
Email: prmb@mackenziepartners.com

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is March 5, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each holder of our Common Stock is entitled to one vote for each share of Common Stock on each matter submitted to a vote of stockholders. At the close of business on the Record Date, there were 363,176,926 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you haven’t received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, by remote communication or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND THE 2026 ANNUAL MEETING OF STOCKHOLDERS?
You may attend the Annual Meeting only if you are a Primo Brands stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/PRMB2026. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or ask questions.
The Annual Meeting audio-only webcast will begin promptly at 9:30 a.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:15 a.m., Eastern Time, and you should allow ample time for check-in procedures.
WHY A VIRTUAL MEETING?
We are excited to embrace the latest technology to enable our stockholders to participate from any location around the world.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We expect to have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website and information for assistance will be located on the Annual Meeting login page.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present by remote communication or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•	by Internet – You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone – You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•	by Mail – You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on April 27, 2026. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/PRMB2026 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 9:30 a.m., Eastern Time, on April 28, 2026.
If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/PRMB2026 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Corporate Secretary of Primo Brands prior to the Annual Meeting; or
•	by voting electronically at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote electronically during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting.

WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the ten nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast on the proposal.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Advisory Vote on the Compensation of Primo Brands’ Named Executive Officers	The affirmative vote of the holders of a majority in voting power of votes cast on the proposal.	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the two other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the other proposals to be considered at the Annual Meeting.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposals 1 and 3. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.
WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for 15 minutes after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the 2026 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last periodic report;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Board or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the 2026 Annual Meeting of Stockholders?”

PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS
The current term of office of the Company’s ten directors expires at the Annual Meeting. At the Annual Meeting, ten directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2027 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
We currently have ten directors on our Board and the size of our Board is set at ten directors. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the ten nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
Under the Stockholders Agreement between Triton Water Parent Holdings, LP (the “Initial ORCP Stockholder”) and the Company (the “Stockholders Agreement”), the Initial ORCP Stockholder and certain of its permitted transferees (together, the “Sponsor Stockholders”) have designated Michael Cramer, Tony W. Lee, Minsok Pak, and Allison Spector for election to our Board.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors, other than Allison Spector. Mr. Metropoulos, a current director designated by the Sponsor Stockholders, is not being nominated for reelection at the Annual Meeting. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Sponsor Stockholders, as applicable, or the Board may reduce its size in the manner described in our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the ten nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below director nominees.

INFORMATION AS TO NOMINEES FOR DIRECTOR
The nominees for election to the Board are as follows:

Name	Age	Positions with Primo Brands
Eric J. Foss	67	Executive Chairman and Chief Executive Officer
Jerry Fowden	69	Lead Independent Director
Britta Bomhard	57	Director
Susan E. Cates	55	Director
Michael Cramer*	73	Director
Tony W. Lee*	53	Director
Minsok Pak*	56	Director
Billy D. Prim	70	Director
Allison Spector*	42	Director
Steven P. Stanbrook	68	Director

*	Designated to serve by the Sponsor Stockholders
The principal occupations and business experience, for at least the past five years, of the director nominees are as follows:

ERIC J. FOSS	Age 67

Eric J. Foss has served as our Executive Chairman and Chief Executive Officer since November 2025, and has served as a member of our Board since November 2024. He previously served on the board of directors of Primo Water from 2023 to November 2024 and has served as the Chairman of the board of Cineworld Group PLC, a leading cinema company since 2023. Previously, he served as the Chairman of the board of Aramark Corporation from 2015 to 2019 and as the company’s President and Chief Executive Officer from 2012 to 2019. From 2010 to 2011, Mr. Foss was the Chief Executive Officer of Pepsi Beverages Company. He is also a member of the board of directors of the Cigna Group and previously served on the boards of O-I Glass, Inc., Selina Hospitality plc, Diversey Holdings, Ltd., Aramark, Pepsi Bottling Group, Inc., and UDR, Inc. Mr. Foss is well qualified to serve on our Board because of his leadership as Chief Executive Officer of Primo Brands and his extensive route-based industry experience as an executive at global companies in the food, beverage, and service industries, along with his experience serving as a public company director.

BRITTA BOMHARD	Age 57

Britta Bomhard has served as a member of our Board since November 2024. She previously served on the Board of Primo Water from November 2018 to November 2024 and as its lead independent director from May 2023 to November 2024. She is the co-founder of Encourage-Ventures, a start-up investment network, which she founded in 2021. From 2022 to 2023, Ms. Bomhard was a Fellow at the Distinguished Careers Institute at Stanford University in the area of new technologies and climate change. Prior to that role, she was with Church & Dwight Co., Inc., an S&P 500 company and maker of Arm & Hammer baking soda and other branded household, personal care, and specialty products, as the company’s Executive Vice President and Chief Marketing Officer from 2016 to 2021 and President of Europe from 2013 to 2016. Ms. Bomhard has served on the board of Agrolimen SA since 2024, a privately-owned Spanish-based international manufacturer of human and pet food, and is an advisor to Village Capital, an accelerator to impact start-ups addressing social, economic, and environmental challenges around the world. Ms. Bomhard is well qualified to serve on our Board because of her experience with Primo Water with extensive experience in strategic planning, sales, e-commerce, digital and online marketing, operational improvement, and acquisition integration.

SUSAN E. CATES	Age 55

Susan E. Cates has served as a member of our Board since November 2024. She previously served on the board of directors of Primo Water from May 2020 to November 2024. Ms. Cates served on the board of former Primo Water Corporation (“Legacy Primo”) for six years prior to its acquisition by Cott Corporation (“Cott”) (which resulting combined entity was Primo Water). She is the Managing Partner of Leeds Illuminate, a growth equity fund investing in portfolio companies with digital platforms in the Education and Workforce Development sectors, which she co-founded in 2020. From 2019 to 2021, Ms. Cates served as the Chief Executive Officer of the Association of College and

University Educators. Prior to that role, from 2016 to 2017, she was the Chief Operating Officer of 2U, Inc., a leading education tech company that provides digital education services to universities around the world. From 2008 to 2020, she held a variety of roles at the University of North Carolina at Chapel Hill, including her role as Founding Executive Director of MBA@UNC from 2008 until 2016. She has served as a member of the board of advisors at the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill since 2016. Ms. Cates is well qualified to serve on our Board because of her experience with Primo Water and because of her extensive executive, financial, M&A, and digital innovation experience.

MICHAEL CRAMER	Age 73

Michael Cramer has served as a member of our Board since November 2024. Previously, he served as a member of BlueTriton’s board of directors from March 2021 to November 2024. From 2019 to 2022, Mr. Cramer served as a director of Gores Metropoulos, Inc., and from 2021 to 2022 he served as a director of Gores Metropoulos II. From 2013 to 2023, Mr. Cramer served as Executive Vice President, Chief Administrative Officer and Assistant Secretary of Hostess and its subsidiaries. From 2010 to 2017, Mr. Cramer served as Founding Director of the Texas Program in Sports and Media at the University of Texas at Austin, where he was also appointed as a Senior Lecturer. He continues to serve as a Senior Fellow in the Moody College of Communication at the University of Texas at Austin. Mr. Cramer is well qualified to serve on our Board because of his experience with BlueTriton and because of his extensive experience in the food and beverage industry.

JERRY FOWDEN	Age 69

Jerry Fowden has served as a member of our Board and as Lead Independent Director since November 2024. Mr. Fowden is the former Chairman of Primo Water, having served on Primo Water’s board of directors from 2009 to November 2024. Mr. Fowden was previously the Executive Chairman of Cott, a beverage company that acquired Legacy Primo, from 2018 to 2020. Prior to his role as Executive Chairman, Mr. Fowden served as the Chief Executive Officer of Cott from 2009 to 2018, as President of Cott’s international operating segment from 2007 to 2008, as Interim President of Cott’s North American business from 2008 to 2009, and as Interim President of Cott’s UK and European business from 2007 to 2009. Mr. Fowden is well qualified to serve on our Board because of his experience with Primo Water and because of his industry and extensive M&A and business integration experience.

TONY W. LEE	Age 53

Tony W. Lee has served as a member of our Board since November 2024. He previously served as a member of BlueTriton’s board of directors from March 2021 to November 2024. Mr. Lee is a co-founder and Managing Partner of One Rock. In his role, Mr. Lee serves, and has in the past served, as a director of One Rock’s portfolio companies and affiliated entities. Prior to co-founding One Rock in 2010, Mr. Lee was a Managing Director at Ripplewood Holdings (“Ripplewood”), a private equity firm. Mr. Lee joined Ripplewood in 1997 and was responsible for Ripplewood’s efforts in the global chemicals and industrial sectors. Mr. Lee is well qualified to serve on our Board because of his extensive business, managerial, and leadership experience, as well as extensive knowledge of BlueTriton’s business.

MINSOK PAK	Age 56

Minsok Pak has served as a member of our Board since January 2026. Mr. Pak held several roles at CJ Foods, an international food manufacturer, from 2022 to 2025, including Chief Executive Officer (March 2023 to May 2025), Chief Operating Officer (November 2022 to March 2023) and Chief Growth and Marketing Officer (September 2022 to November 2022), where he was responsible for spearheading global operations, growing the business and entering new markets. Prior to CJ Foods, from 2020 to 2022, he served as Executive Vice President, Chief Strategy and Transformation Officer of Mondelēz International, an international snack manufacturer, where he was responsible for enterprise strategy as well as strategic growth opportunities, including M&A, new business and digital transformation initiatives. Prior to Mondelēz, he served as Executive Vice President and Chief Strategy and Innovation Officer at Target Corporation, a general merchandise retailer, from 2017 to 2020, where he had oversight of Target’s enterprise strategy and innovation efforts and helped lead the development and implementation of the company’s growth strategy. Mr. Pak is well qualified to serve on our Board because of his extensive global food manufacturing leadership and industry experience leading business operations, transformative M&A and digital transformation initiatives.

BILLY D. PRIM	Age 70

Billy D. Prim has served as a member of our Board since November 2024. Mr. Prim founded Legacy Primo in 2004. He served as a director of Primo Water from 2020 to November 2024. From 2017 to 2020, Mr. Prim served as the Executive Chairman of Legacy Primo. Prior to founding Legacy Primo, Mr. Prim founded Blue Rhino Corporation, which he led to an initial public offering in 1998. He previously served on the board of directors of Ferrellgas Partners, L.P., Southern Community Bank and Trust, Southern Community Financial Corporation, Towne Park Ltd., and Blue Rhino Corporation. Mr. Prim is well qualified to serve on our Board because of his extensive business, managerial, and leadership experience, as well as extensive knowledge of Primo Water’s business and substantial corporate and shareholder governance expertise.

ALLISON SPECTOR	Age 42

Allison Spector previously served as a member of our Board from November 2024 to May 2025. Ms. Spector has served as Managing Director, Head of Sustainability at One Rock since 2021, where she leads sustainability value creation and decarbonization efforts across the firm and its portfolio companies. Prior to her role at One Rock, she was a Director of Responsible Investing at Nuveen from 2018 to 2021. Ms. Spector is well qualified to serve on our board of directors because of her extensive business, M&A, environmental, social, governance, and leadership experience.

STEVEN P. STANBROOK	Age 68

Steven P. Stanbrook has served as a member of our Board since November 2024. Mr. Stanbrook served on the board of directors of Primo Water from 2018 to November 2024. Mr. Stanbrook is an Executive Advisory Partner at Wind Point Partners, a Chicago-based private equity firm, where he has served since 2016. Since 2017, he has also served as a director of Voyant Beauty LLC, a contract manufacturer of personal and beauty care products. Mr. Stanbrook serves on the board of directors of Group 1 Automotive, Inc. and previously served on the boards of Imperial Brands PLC, Hewitt Associates, Inc., and Chiquita Brands International, Inc. Mr. Stanbrook is well qualified to serve on our Board because of his extensive executive experience gained through his various roles with international consumer packaged goods businesses and extensive governance experience gained from serving on the boards of multinational companies.
The Nominating and Governance Committee believes that the Board should be comprised of directors with a broad range of experience, expertise and attributes. The following table reflects the diverse skill set requirements of the Board and identifies the specific experience, expertise and attributes brought by each individual director nominee.

	Eric J. Foss	Britta Bomhard	Susan E. Cates	Michael Cramer	Jerry Fowden	Tony W. Lee	Minsok Pak	Billy D. Prim	Allison Spector	Steven P. Stanbrook
Public Company Experience	X	X	X	X	X	X	X	X	X	X
Corporate Governance Experience	X	X	X	X	X	X	X	X	X	X
Operational Experience	X	X	X	X	X	X	X	X		X
Finance and Accounting Experience	X	X	X	X	X	X	X	X	X	X
Sales and Marketing Experience	X	X	X	X	X	X	X	X		X
Risk Management Experience	X	X	X	X	X	X	X	X	X	X
M&A and Corporate Strategy Experience	X	X	X	X	X	X	X	X	X	X
Human Capital Experience	X	X	X	X	X	X	X	X	X	X
Executive Experience	X	X	X	X	X	X	X	X		X
Cybersecurity / Data Privacy	X	X	X	X	X	X	X	X		X
Industry Experience	X	X	X	X	X	X	X	X	X	X

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
On November 8, 2024, the Audit Committee of the Board dismissed Ernst & Young LLP (“E&Y”), BlueTriton’s independent registered public accounting firm prior to the consummation of the Transaction.
The report of E&Y on the consolidated balance sheet of BlueTriton, the Company’s accounting predecessor, as of December 31, 2023 and 2022, and the consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated statements of shareholders’ equity, and consolidated statements of cash flows for the years ended December 31, 2023 and 2022 (successor), did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.
During the period from January 1, 2022 to December 31, 2023 and subsequent interim period through November 8, 2024, there were no disagreements between BlueTriton and E&Y on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its report on BlueTriton’s financial statements for such period.
During the period from January 1, 2022 to December 31, 2023 and subsequent interim period through November 8, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
The Company provided E&Y with a copy of the applicable disclosures contained in its Current Report on Form 8-K/A dated November 12, 2024 and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of E&Y’s letter, dated November 8, 2024, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K/A dated November 12, 2024.
Effective upon consummation of the Transaction, the Audit Committee of the Board approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, effective November 8, 2024. PwC was Primo Water’s independent registered public accounting firm prior to the Transaction. During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through November 8, 2024, neither BlueTriton nor anyone on its behalf consulted with PricewaterhouseCoopers LLP regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
PricewaterhouseCoopers LLP previously served as Primo Water’s independent registered public accounting firm from 2007 until November 2024. Neither PricewaterhouseCoopers LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services.
A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Primo Brands.
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2025. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit Committee received the written disclosures and the letter from the auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence from the Company and management. Additionally, the Audit Committee has considered the compatibility of non-audit services with the auditor’s independence.
The Audit Committee also discussed with the independent auditor the overall scope and plans for the audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent auditor, who is engaged to audit and report on the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting.
Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
SUSAN E. CATES, CHAIR
BRITTA BOMHARD
MICHAEL CRAMER
MINSOK PAK

February 17, 2026

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Set forth below are the fees paid to our independent registered public accounting firm, PricewaterhouseCoopers LLP, by Primo Brands for the years ended December 31, 2025 and December 31, 2024.

(in thousands) Fee Category	Fiscal 2025	Fiscal 2024
Audit Fees	$5,723.1	$3,604.2
Audit-Related Fees	$—	$—
Tax Fees	$728.8	$976.9
All Other Fees	$102.0	$202.0
Total Fees	$6,553.9	$4,783.1

AUDIT FEES
Audit fees are those for services related to the audit of our annual financial statements for inclusion in our Annual Report on Form 10-K for the 2025 and 2024 fiscal years, including the integrated audit of internal control over financial reporting for the 2025 fiscal year and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for the 2025 and 2024 fiscal years. In addition, services rendered in the 2025 and 2024 fiscal years included services related to the audit of statutory filings and various SEC filings.
AUDIT-RELATED FEES
There were no audit-related fees for the 2025 or 2024 fiscal years.
TAX FEES
Tax fees in the 2025 and 2024 fiscal years consisted of tax compliance services and advice.
ALL OTHER FEES
All Other Fees for the 2025 and 2024 fiscal years consisted of fees for services not included in the Audit, Audit Related, and Tax categories, including consulting services and access to accounting disclosure software resources.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
Our Audit Committee’s charter provides that the Audit Committee must pre-approve all permitted auditing services and non-audit services (including the fees and terms thereof) to be performed for the Company or its subsidiary entities by its independent registered public accounting firm. In addition, other than with respect to the annual audit of the Company’s consolidated financial statements, the Chair of the Audit Committee is permitted to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company or its subsidiary entities by its independent registered public accounting firm. Such pre-approvals are subject to ratification by the Audit Committee at its next meeting. This permission is also subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee reviews and discusses with the independent registered public accounting firm the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the accounting firm’s independence. All services to Primo Brands provided by our independent registered public accounting firm in 2025 and 2024 were approved in accordance with such pre-approval policies and consistent with SEC rules.

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
This Proposal 3 gives our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers (“NEOs”).
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our NEOs, who are critical to our success. Please read “Compensation Discussion and Analysis” beginning on page 26 of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices for NEOs described in this proxy statement. This vote is required under Section 14A of the Exchange Act (which was put in place by the Dodd-Frank Act). Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding our executive compensation programs. At our 2025 Annual Meeting of Stockholders, held on May 1, 2025, our stockholders recommended an annual say-on-pay vote, and our Board subsequently adopted that recommendation. Accordingly, the next say-on-pay vote is expected to occur at the 2027 Annual Meeting of Stockholders. At our 2025 Annual Meeting of Stockholders, approximately 99% of the votes cast on the proposal were voted “for” the proposal.
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

EXECUTIVE OFFICERS
The following table identifies our current executive officers as of March 18, 2026:

Name	Age	Position
Eric J. Foss(1)	67	Executive Chairman and Chief Executive Officer
David Hass(2)	47	Chief Financial Officer
Jason Ausher(3)	52	Chief Accounting Officer
Robert Austin(4)	56	Chief Operating Officer
Hih Song Kim(5)	61	Chief Legal Officer & Corporate Secretary

(1)	See biography on page 8 of this proxy statement.
(2)
David Hass has served as our Chief Financial Officer since November 2024. Mr. Hass has served as Chief Financial Officer of Primo Water from January 2023 to November 2024. Prior to his appointment as Primo Water’s Chief Financial Officer, Mr. Hass served as Chief Strategy Officer for Primo Water from 2020 to 2023. From 2011 to 2020, Mr. Hass served in various roles with Legacy Primo, including Chief Strategy Officer, Vice President of Strategy, Vice President of Financial Planning & Analysis (FP&A), as well as General Manager of the Canadian business unit and the Water Direct business unit.

(3)
Jason Ausher has served as our Chief Accounting Officer since November 2024. He served as Chief Accounting Officer of Primo Water from May 2015 to November 2024. Prior to his appointment with Primo Water, from 2011 to 2015, Mr. Ausher served as Primo Water’s VP Treasurer, Corporate Development. From 2010 to 2011, Mr. Ausher served as Primo Water’s Corporate Controller, and from 2008 to 2010, he held the position of Controller for Primo Water’s U.S. business unit.

(4)
Robert Austin has served as our Chief Operating Officer since November 2024. He previously served as Chief Operating Officer of BlueTriton from June 2023 to November 2024. Prior to serving as Chief Operating Officer, Mr. Austin served as President of BlueTriton from 2022 to 2023 and Vice President of Field Operations from 2021 to 2022 at BlueTriton’s ReadyRefresh segment. From 2006 to 2021, Mr. Austin served in several leadership roles for ReadyRefresh at Nestlé Waters, the predecessor to BlueTriton, including serving as Senior Director of Supply Chain – ReadyRefresh and National Operations Manager – Retail Direct for ReadyRefresh. Mr. Austin managed the growth of a startup company, Austin Computer Enterprises, Inc. from 1999 to 2004, and he began his career serving in managerial roles for Butler International from 1994 to 2004.

(5)
Hih Song Kim has served as our Chief Legal Officer and Corporate Secretary since August 2025, and prior to such role, served as our Chief Administrative Officer and Assistant Corporate Secretary from November 2024 to August 2025. She previously served as the Executive Vice President, Chief Legal Officer, and Corporate Secretary of BlueTriton from July 2021 to November 2024. From 2019 to 2021, Ms. Kim served as Senior Vice President and General Counsel of Kaplan Test Prep, a subsidiary of Graham Holdings Company. Prior to that role, Ms. Kim served as Senior Vice President and General Counsel of Stoli Group (USA), LLC, a producer and distributor of spirits, wines, and non-alcoholic beverages. In 2023, Ms. Kim was elected to serve as Chair of the International Bottled Water Association’s board of directors, where she previously served as Vice Chair.

CORPORATE GOVERNANCE
GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Audit Committee, Compensation Committee, Nominating and Governance Committee and Sustainability Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Primo Brands. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “Investor Relations” page of our website located at ir.primobrands.com, or by writing to our Corporate Secretary at our offices at 1150 Assembly Drive, Suite 800, Tampa, Florida 33607.
BOARD COMPOSITION
Our Board currently consists of ten (10) members: C. Dean Metropoulos, Tony W. Lee, Britta Bomhard, Susan E. Cates, Michael Cramer, Eric J. Foss, Jerry Fowden, Minsok Pak, Billy D. Prim, and Steven P. Stanbrook. At the Annual Meeting, Allison Spector has been nominated to fill the vacancy left by the departure of C. Dean Metropoulos. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the next annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. The total number of directors constituting the Board shall be determined from time to time in the manner as set forth in our Certificate of Incorporation, as described below, except as requested by the Sponsor Stockholders. The Sponsor Stockholders have requested to set the size of the Board at ten (10) directors, rather than twelve (12) directors. Our Certificate of Incorporation also provides the Sponsor Stockholders with certain director designation rights for so long as such Sponsor Stockholders continue to own at least 5% of our issued and outstanding Common Stock, as described below. See “Security Ownership of Certain Beneficial Owners and Management” below for the current beneficial ownership of the Sponsor Stockholders.
The collective beneficial ownership of shares of Common Stock held by the Sponsor Stockholders determines the future size of the Board and the number of directors that the Sponsor Stockholders may designate to serve on the Board (such directors, the “Sponsor Stockholder Designees”) as follows:

Beneficial Ownership of Common Stock by the Sponsor Stockholders	Total Number of Directors	Sponsor Stockholder Designees
53% or greater	15	8
Less than 53%, but greater than or equal to 45%	15	7
Less than 45%, but greater than or equal to 40%	14	6
Less than 40%, but greater than or equal to 35%	13	5
Less than 35%, but greater than or equal to 30%	12	4
Less than 30%, but greater than or equal to 25%	12	3
Less than 25%, but greater than or equal to 15%	12	2
Less than 15%, but greater than or equal to 5%	12	1
Less than 5%	11	0

STOCKHOLDERS AGREEMENT
On November 7, 2024, the Company and the Initial ORCP Stockholder entered into the Stockholders Agreement setting forth certain governance and other rights of the Sponsor Stockholders (inclusive of any permitted transferees of the Initial ORCP Stockholder). In addition to the rights described above under “Board Composition,” such rights include:
Consent Rights
Pursuant to the Stockholders Agreement, for so long as One Rock Capital Partners, LLC (together with its affiliates, “One Rock” and all Sponsor Stockholders that are affiliated with One Rock, the “ORCP Stockholders”) own at least 30% of the outstanding shares of the Company’s Common Stock, the prior written approval of the ORCP Stockholders will be required in order for the Company to do any of the following:
•	authorize, create, or issue any Shares or other equity securities, or securities convertible into equity securities, including the designation of preferred stock, other than:
○	issuances to Primo Brands or its wholly-owned subsidiaries;
○	issuances of up to 3% of the outstanding equity securities of Primo Brands or any of its subsidiaries;
○	issuances pursuant to an equity compensation plan that came into effect on November 8, 2024 pursuant to the Transaction (the “Closing”) or approved by the Board; or
○	upon the conversion of convertible securities outstanding at the Closing or approved pursuant to the above requirements;
•	enter into or materially amend any joint ventures or similar business alliances with a fair market value of greater than $200 million;
•	enter into or materially amend any agreement providing for the acquisition or divestiture of assets or securities providing for aggregate consideration in excess of $200 million;
•	declare or pay dividends to stockholders on a non-pro rata basis or in excess of $175 million in the aggregate in any fiscal year;
•
redeem or repurchase equity securities, other than (i) from a departing associate, officer, director, or independent contractor as contemplated by the applicable equity plan or award agreement; or (ii) in connection with the clawback of erroneously awarded compensation in compliance with SEC rules;

•
incur indebtedness for borrowed money that would cause the total net leverage ratio (as such term or equivalent term is customarily defined) of the Company to exceed 3.5x, other than (i) incurrences under the senior note indentures in existence at Closing; and (ii) incurrences made in the ordinary course of business under the BlueTriton credit agreements in existence at the Closing;

•
amend, modify, waive, or repeal any provision of the Stockholders Agreement or the organizational documents of Primo Brands or any of our subsidiaries that adversely affects the powers, preferences, rights, or protections of the ORCP Stockholders or the Sponsor Nominees (as such term is defined in the Stockholders Agreement), increases the liability of a Sponsor Nominee, or adversely affects the Company’s ability to perform its obligations under the Stockholders Agreement;

•	designate a director to the Board other than in accordance with our Certificate of Incorporation; and
•	enter into an agreement to do any of the foregoing.
Pursuant to the Stockholders Agreement, approval of 66 2⁄3% of the Board will be required in order for the Company to do any of the following:
•
issue Shares or other equity securities, including any preferred stock, to the Initial ORCP Stockholder and certain of its permitted transferees, other than to ORCP pursuant to its purchase rights described below under “—Purchase and Notice Rights”;

•	enter into or effect a change of control (as defined in any of the senior note indentures in existence at Closing) or similar transaction;

•	increase or decrease the size of the Board or the board of directors of any subsidiary, or any committee thereof, other than as specified above; and
•	initiate a voluntary liquidation, dissolution, winding up, bankruptcy, or other insolvency proceeding of Primo Brands or any of our material subsidiaries.
Purchase and Notice Rights
Pursuant to the Stockholders Agreement, so long as the ORCP Stockholders beneficially own at least 15% of the shares of Common Stock, the ORCP Stockholders will have the right to purchase their pro rata portion of any equity securities newly offered by the Company or any of our subsidiaries in a public or non-public offering of equity securities, other than in certain circumstances, including issuances of equity securities to directors, officers, associates, or consultants, issuances pursuant to equity incentive or similar benefits plans, issuances made as consideration for any acquisition by the Company or as part of a strategic partnership or commercial arrangement on an arms-length basis, issuances pursuant to a stock split, stock dividend, reclassification, reorganization, or similar event, and issuances of shares of a subsidiary to the Company or a wholly-owned subsidiary of the Company. We are required to provide the ORCP Stockholders with written notice at least seven business days prior to any intended issuance of such new equity securities.
We are required to provide the ORCP Stockholders with written notice at least five business days prior to any (i) issuance of additional shares of Common Stock, including any issuances pursuant to an equity compensation plan; or (ii) repurchase of any shares of Common Stock, including pursuant to a share repurchase program established by the Board.
Information Rights
For so long as a Sponsor Stockholder beneficially owns at least 5% of the Common Stock, we will provide such Sponsor Stockholder with annual, quarterly, and monthly financial statements, an annual budget, and such other information and access as is reasonably requested.
Pursuant to the Stockholders Agreement, the ORCP Stockholders may request that we conduct a registered offering of their Common Stock, subject to certain conditions. The ORCP Stockholders and any other Sponsor Stockholder that beneficially owns 5% of the outstanding shares of Common Stock may exercise piggyback rights to participate in any registered offering of Common Stock conducted at their request or at the initiative of the Company. Pursuant to the Stockholders Agreement, we filed a shelf registration statement to register the resale by the Sponsor Stockholders of their respective shares of Common Stock from time to time. The ORCP Stockholders have the right to request a takedown offering of shares off of an effective shelf registration statement, and the ORCP Stockholders and any other Sponsor Stockholders that beneficially own greater than 5% of the outstanding shares of Common Stock will have piggyback registration rights with respect to such a takedown.
Sponsor Stockholders who are not ORCP Stockholders (collectively, “Other Sponsor Stockholders”) and who own at least 10% of the outstanding shares of Common Stock may request a registered takedown if the shares of Common Stock to be sold by such Other Sponsor Stockholder have an aggregate market value of at least $50 million. Such a request will require the consent of the ORCP Stockholders during the first 18 months after the consummation of the Transaction, and in the case of an Other Sponsor Stockholder beneficially owning 20% or more of the outstanding shares of Common Stock, will be limited to two demand registrations, or, in the case of an Other Sponsor Stockholder beneficially owning between 10% and 20% of the outstanding shares of Common Stock, will be limited to one demand registration.
Certain provisions of the Stockholders Agreement terminate upon the first to occur of: (i) the time at which a particular Sponsor Stockholder, as such term is defined in the Stockholders Agreement, ceases to beneficially own any shares of Common Stock, (ii) as to a particular Sponsor Stockholder, receipt of written notice of termination by such Sponsor Stockholder to the Company and the Initial ORCP Stockholder, or (iii) receipt of written notice of termination for all Sponsor Stockholders by the Initial ORCP Stockholder holding a majority of the outstanding shares of Common Stock held by all Sponsor Stockholders at such time.
DIRECTOR INDEPENDENCE
Pursuant to the corporate governance listing standards of the NYSE, a director employed by the Company cannot be deemed to be an “independent director.” Each other director will qualify as “independent” only if the Board affirmatively determines that he or she has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company. Ownership of a significant amount of the Common Stock, by itself, does not constitute a material relationship.
Our Board has determined that each of Ms. Bomhard, Ms. Cates, Mr. Cramer, Mr. Fowden, Mr. Pak, Mr. Prim, and Mr. Stanbrook qualifies as an independent director in accordance with the rules of the NYSE. Under the rules of the NYSE, the definition of independence includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with the Company. In addition, as required by the rules of the NYSE, the Board has made an affirmative determination as to each independent director that he or she, as applicable, has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In making these determinations, the Board reviewed and discussed information provided by the directors and the Company with regard to each director’s relationships as they may relate to us and our management.
DIRECTOR CANDIDATES
Our business and affairs are managed by or under the direction of the Board, which is chaired by Mr. Foss. When considering whether directors and director nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of its business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies in order to provide an appropriate mix of experience and skills relevant to the size and nature of the business.
The Nominating and Governance Committee is responsible for identifying and evaluating the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in our Certificate of Incorporation, the Stockholders Agreement and any other stockholders agreement to which we are a party.
To facilitate the search process for director candidates, the Nominating and Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Governance Committee of candidates for election as director. Minsok Pak and Allison Spector were not previously elected to the Board and have been designated for nomination by the Sponsor Stockholder.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Governance Committee will adhere to the following criteria: (i) each director should be an individual of the highest character and integrity; (ii) each director should have sufficient experience to enable the director to make a meaningful contribution to the Board and to the Company; (iii) each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and (iv) subject to any applicable phase-in periods, the Board shall be comprised of a majority of independent directors, and each director who is nominated as an independent director shall meet all of the criteria for independent directors established by the NYSE and applicable U.S. securities laws. In addition, the Nominating and Governance Committee will consider applicable laws, rules and regulations pertaining to a director’s residence and qualification requirements, and any agreements to which the Company is a party that provide a third party with the right to have nominated for election as a director a person or persons of such third party’s choice, including any such provisions included in the Certificate of Incorporation and the Stockholders Agreement.
Our Corporate Governance Guidelines provide that the Board will give consideration to, as a whole, (i) what skills and competencies the Board should possess, (ii) what skills and competencies each director currently possesses, (iii) what skills, competencies and experiences the potential nominee will bring, and (iv) the number of boards of directors on which the potential nominee sits. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the Company’s business, and with sufficient time available to devote to the affairs of the Company.

In addition, our Corporate Governance Guidelines provide that no director may serve on the board of directors of more than five publicly traded companies, or, in the case of a director who serves as an executive officer (other than Executive Chair) of a publicly traded operating company, two publicly traded companies, or, in the case of a director who serves as Executive Chair of a publicly traded operating company (and not any other executive officer role), three publicly traded companies, in each case, inclusive of the Board of the Company. A director who serves as an interim or temporary executive officer or Executive Chair of a publicly traded operating company would not be covered by the more restrictive executive officer or Executive Chair policy. The Audit Committee Charter further prohibits directors serving on the Audit Committee from simultaneously serving on the audit committees of more than two other publicly traded companies unless the Board determines that exceeding that limit would not impair such director’s ability to effectively serve on the Audit Committee, which determination must be disclosed in the Company’s annual proxy statement.
Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Governance Committee, c/o Corporate Secretary, Primo Brands Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM INTERESTED PARTIES
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Board, the Executive Chairman of the Board, the lead independent director, the chairperson of any committee, the non-management or independent directors as a group or any individual directors, may do so by addressing such communications or concerns to the Corporate Secretary of the Company at 1150 Assembly Drive, Suite 800, Tampa, Florida 33607, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Such communications may be done confidentially or anonymously.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Board exercises its discretion in combining or separating the roles of Chairman of the Board (“Chairman”) and CEO as it deems appropriate in light of prevailing circumstances. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Currently, the roles are combined, with Mr. Foss serving as Executive Chairman of the Board (the “Executive Chair”) and CEO. Our Board believes that combining these roles allows the Company to effectively convey its business strategy and core values to stockholders, customers, colleagues and the public in a single, consistent voice. The Board also recognizes the necessity of having a strong lead independent director with a clearly defined role and set of responsibilities (as detailed below) when there is a combined Chairman and CEO or when the Chairman is not independent.
Our Board is comprised of individuals with extensive experience in finance, the food and beverage industry and public company management. For these reasons and because of the strong leadership of both Mr. Foss as Executive Chair and Mr. Fowden as lead independent director, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to consider whether the positions of Chairman and Chief Executive Officer should be combined or separated at any given time, subject to the Stockholders Agreement.
Our Corporate Governance Guidelines provide that, subject to the Certificate of Incorporation and the Stockholders Agreement, if the Chairman is a member of management or does not otherwise qualify as independent, there should be a “lead independent director” appointed by the Board from its independent members. If a lead independent director is appointed by the Board and the role of Chairman is filled by a director who is also independent, the lead independent director shall act in a supportive capacity to the Chairman and shall act as Chairman in the event the Chairman is unavailable. In addition, the Stockholders Agreement provides that during the 24-month period following the Closing, if the initial lead independent director ceases to serve as a director for any reason (including removal), the directors who are not a Sponsor Designee or the Mutually Agreed Director (as defined in the Stockholders Agreement) (the “Unaffiliated Directors”) shall have the right to determine a replacement lead independent director meeting all applicable SEC and stock exchange independence tests, subject to the approval of the ORCP Stockholders so long as the ORCP Stockholders are entitled to appoint at least two directors (such approval not to be unreasonably withheld, conditioned or delayed). Following such 24-month period following the Closing, if the initial lead independent director ceases to serve as a director for any reason (including removal), the Board shall have the right to determine a replacement lead independent director meeting the criteria set forth above.
Consistent with the Corporate Governance Guidelines and the Stockholders Agreement, the Board has appointed Mr. Fowden to serve as our lead independent director. The lead independent director’s responsibilities are expected to include:
•	presiding over executive sessions with independent directors;
•	act in supportive capacity to the Executive Chairman;
•	act as chairperson of Board meetings in the event the Executive Chairman is unavailable;
•	calling special meetings of the Board; and
•	all other powers and duties as may from time to time be assigned by the Amended and Restated Bylaws of Primo Brands Corporation (“Bylaws”), applicable law or regulatory requirement, or by the Board.
The Board may modify its leadership structure in the future as it deems appropriate, to the extent consistent with the Certificate of Incorporation, Bylaws and Stockholders Agreement.
The Board has extensive involvement in the oversight of risk management related to the Company and our business and accomplishes this oversight primarily through the Audit Committee. To that end, the Audit Committee will hold periodic discussions with management regarding our guidelines and policies with respect to risk assessment, risk management, and major strategic, financial, and operational risk exposures such as fraud, cybersecurity, artificial intelligence, and data privacy matters, and environmental, competitive, and regulatory risks. The Audit Committee will also receive regular updates regarding such risks and the steps management has taken to monitor and control any exposure resulting from such risks. On at least an annual basis, the Audit Committee will facilitate a discussion with the Board regarding our risk management function and our major strategic, financial, and operational risk exposures and disclosures.
INSIDER TRADING POLICY
Our Board has adopted an Insider Trading Policy that governs the purchase, sale and/or other disposition of the Company’s securities and is applicable to all of our directors, officers, associates and consultants. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026.
The Insider Trading Policy prohibits our directors, officers and employees, certain members of their families and any entities they control from engaging in hedging or monetization transactions involving Primo Brands securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly.
CODE OF ETHICS
We have adopted a Code of Business Conduct and Ethics (the “Ethics Code”) applicable to all of our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer), and associates at all levels of Primo Brands and of the businesses we operate, which addresses legal and ethical issues that may be encountered in carrying out their duties and responsibilities, including the requirement to report any conduct they believe to be a violation of the Ethics Code. A copy of the Ethics Code is available in the “Governance” section of the “Investor Relations” page of our website located at ir.primobrands.com. We expect that any amendments to the Ethics Code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were ten (10) meetings of the Board during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served, in both cases during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available in the “Governance” section of the “Investor Relations” page of our website located at ir.primobrands.com, a director is expected to maintain sufficient time available to devote to the affairs of the Company. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. All directors in office at the time of our 2025 Annual Meeting of Stockholders attended virtually.
EXECUTIVE SESSIONS
To allow for free and open discussion and communication among directors, the independent directors meet in executive session (with no non-independent directors or members of management present) after every regularly scheduled meeting of the Board and otherwise as those directors determine. The lead independent director presides at executive sessions of the independent directors.
COMMITTEES OF THE BOARD
The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Sustainability Committee. For so long as the ORCP Stockholders have the right to nominate at least one Sponsor Stockholder Designee, the ORCP Stockholders will have the right to designate a number of members to each committee of the Board equal to the lesser of (i) two directors and (ii) the number of directors that is proportionate (rounding up to the whole director) to the number of Sponsor Stockholder Designees that the ORCP Stockholders are entitled to nominate to the Board pursuant to the terms of our Certificate of Incorporation. The Audit Committee and Nominating and Governance Committee of the Board are each chaired by an individual designated by the Unaffiliated Directors, and the Compensation Committee of the Board is chaired by a Sponsor Stockholder Designee. At this time, the ORCP Stockholders have waived the right to have a Sponsor Stockholder Designee chair the Sustainability Committee of the Board.
The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Governance	Sustainability**
Britta Bomhard†	X			Chair
Susan E. Cates†	Chair
Michael Cramer*	X	Chair	X
Jerry Fowden†(1)			Chair
Minsok Pak*	X			X
Billy D. Prim†		X	X
Steven P. Stanbrook†		X		X

†	Unaffiliated Director
*	Sponsor Stockholder Designee
**	If elected as a director, Allison Spector, a Sponsor Stockholder designee, will join the Sustainability Committee.
(1)	Pursuant to the Stockholders Agreement, Mr. Fowden also serves as the lead independent director.
The composition and responsibilities of each of the committees of the Board are described below.
AUDIT COMMITTEE
The Audit Committee consists of four members, including Ms. Cates, Ms. Bomhard, Mr. Cramer, and Mr. Pak, with Ms. Cates serving as Chair, and each of whom satisfies the applicable independence requirements under the applicable stock exchange listing standards and the rules and regulations of the SEC. In addition, the Board has determined that Ms. Cates qualifies as an “audit committee financial expert,” as such term is defined under SEC rules. The Audit Committee is responsible for overseeing the Company’s corporate accounting and financial reporting process and assisting the Board in its oversight of (i) the integrity of the financial statements of the Company; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Company’s independent auditor; (iv) the performance of the Company’s internal auditors and independent auditor; and (v) disclosure controls, internal controls over financial reporting, and compliance with ethical standards adopted by the Company. The Audit Committee is responsible for, among other things:
•	appointing, compensating, retaining, and overseeing the work of our independent auditor;
•	discussing with our independent auditor any audit problems or difficulties and management’s response;
•	pre-approving all permitted audit and non-audit services performed for us by our independent auditor;
•	reviewing and discussing our annual audited financial statements and quarterly financial statements with our management and our independent auditor;
•
overseeing our risk management activities, including holding periodic discussions with management regarding our guidelines and policies with respect to risk assessment, risk management, and major strategic, financial, and operational risk exposures such as fraud, cybersecurity, artificial intelligence, and data privacy matters, and environmental, competitive, and regulatory risks, and providing oversight and accountability with respect to the execution of appropriate plans to mitigate and/or address such risks; and

•
establishing procedures for: (i) the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by the Company’s associates of concerns regarding questionable accounting or auditing matters.

The Audit Committee charter is available on our website at ir.primobrands.com.
The Audit Committee met five (5) times during the fiscal year ended December 31, 2025.
COMPENSATION COMMITTEE
The Compensation Committee is composed of Mr. Cramer, Mr. Prim and Mr. Stanbrook, with Mr. Cramer serving as Chair. The Board has determined that each member of the Compensation Committee qualifies as “independent” under the applicable stock exchange listing standards and the rules and regulations of the SEC. The purpose of the Compensation Committee is to, among other things, (i) discharge the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer; (ii) discharge the responsibilities of the Board relating to compensation of “executive officers” as defined under Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (“Executive Officers”); (iii) annually review and report to the Board on organizational structure and ensure that a succession plan for the chief executive officer and the Executive Officers of the Company has been developed; (iv) administer the Company’s incentive compensation and equity-based plans subject to Board approval; (v) review and discuss with management the Company’s Compensation Discussion and Analysis, and produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations; and (vi) review and discuss with management the Company’s key people management strategies and programs. Specific responsibilities of the Compensation Committee include, among other things:
•	reviewing and approving corporate goals and objectives relevant to the CEO’s compensation and evaluating the CEO’s performance in light of these goals;
•	recommending to the independent directors of the Board the annual compensation of the Company’s Chief Executive Officer;
•
reviewing, considering the recommendation of the Company’s Chief Executive Officer and the head of the Company’s human resources function, evaluating the performance of and establishing the annual compensation of the Executive Officers;

•	reviewing and approving grants for participants under the Company’s equity compensation plans; and
•	reviewing and recommending to the Board the compensation of non-employee directors.
The Compensation Committee charter is available on our website at ir.primobrands.com.
The Compensation Committee met seven (7) times during the fiscal year ended December 31, 2025.

NOMINATING AND GOVERNANCE COMMITTEE
The Nominating and Governance Committee of the Board (or “Nominating Committee”) is composed of Mr. Fowden, Mr. Cramer, and Mr. Prim, with Mr. Fowden serving as Chair. The Board has determined that each member of the Nominating Committee qualifies as “independent” under the applicable stock exchange listing standards and the rules and regulations of the SEC. The purpose of the Nominating Committee is to, among other things, (i) identify individuals qualified to become members of the Board, consistent with criteria adopted by the Board; (ii) select, or recommend that the Board select, the director nominees for the next annual meeting of stockholders; (iii) develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; (iv) oversee the evaluation of the Board; (v) monitor significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies; (vi) monitor and evaluate the Company’s compliance with applicable corporate governance laws and our Certificate of Incorporation, Bylaws, and governance policies; and (vii) monitor and evaluate the Company’s corporate policies and practices, with particular attention to the Company’s Related Person Transaction Policy, Regulation FD Policy, the Insider Trading Policy and the Ethics Code.
Specific responsibilities of the Nominating Committee include, among other things and subject to the provisions of the Certificate of Incorporation, Bylaws and the Stockholders Agreement:
•	establishing and articulating qualifications and selection criteria for members of the Board or any Board committee, in accordance with relevant law and applicable NYSE rules;
•	considering and making recommendations to the Board regarding the composition and chairmanship of the Board and its committees;
•
reviewing and reassessing annually, or more frequently if appropriate, the adequacy of the Corporate Governance Guidelines of the Company and recommending any proposed changes to the Board for approval; and

•	overseeing annual self-evaluations of the performance of the Board, including its individual directors and committees.
The Nominating and Governance Committee charter is available on our website at ir.primobrands.com.
The Nominating and Governance Committee met four (4) times during the fiscal year ended December 31, 2025.
SUSTAINABILITY COMMITTEE
The Sustainability Committee is composed of Ms. Bomhard, Mr. Pak, and Mr. Stanbrook, with Ms. Bomhard serving as Chair. The purpose of the Sustainability Committee is to, among other things, assist the Board in discharging its oversight responsibility related to our policies and programs related to sustainability matters and strategy, such as climate change impacts, risks and opportunities, energy and natural resources conservation, environmental and supply chain sustainability, human rights, equity and inclusion, and other sustainability issues that are relevant and material to the Company.
Specific responsibilities of the Sustainability Committee include, among other things:
•
reviewing the governing documents and mandates of the Board committees and recommending changes as necessary in accordance with and with respect to sustainability policies, programs, practices, and related goals;

•	overseeing the Company’s public reporting on sustainability matters, including the related policies and procedures used in the preparation of such disclosures and performance against targets;
•
reviewing and assessing the adequacy and appropriateness of the sustainability strategy, policies, programs, practices, and related goals of the Company and recommending any proposed changes to the Board for approval.

The Sustainability Committee Charter is available on our website at ir.primobrands.com.
The Sustainability Committee met six (6) times during the fiscal year ended December 31, 2025.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
This Compensation Discussion and Analysis provides an overview and analysis of the compensation awarded to or earned by our NEOs for fiscal 2025, including the elements of our compensation programs for NEOs, material compensation decisions made under those programs for fiscal 2025 and the material factors considered in making those decisions. For fiscal 2025 our NEOs were:

Eric Foss	Executive Chairman and Chief Executive Officer(1)
David Hass	Chief Financial Officer
Robert Austin	Chief Operating Officer(2)
Hih Song Kim	Chief Legal Officer & Corporate Secretary(3)
Jason Ausher	Chief Accounting Officer
Robbert Rietbroek	Former Chief Executive Officer(4)
Marni Morgan Poe	Former General Counsel & Corporate Secretary(5)

(1)	Mr. Foss was appointed Executive Chairman and Chief Executive Officer on November 5, 2025
(2)
In connection with a planned leave of absence, Mr. Austin temporarily ceased serving as our Chief Operating Officer, from September 30, 2025 through November 10, 2025. During this time, Mr. Austin instead served as Senior Advisor to the Company.

(3)	Ms. Kim was appointed Chief Legal Officer & Corporate Secretary on August 6, 2025.
(4)	Mr. Rietbroek ceased serving as our Chief Executive Officer on November 5, 2025.
(5)
On July 31, 2025, in connection with the continued integration of Triton Water Parent, Inc. and Primo Water, the Company determined to combine the roles of General Counsel and Chief Administrative Officer and, accordingly, Ms. Poe no longer served as the Company’s General Counsel, effective August 6, 2025.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that the Company adopts following this proxy statement may differ materially from programs as summarized in this discussion.
Our management’s focus has been on executing our mission of Hydrating a Healthy America ™. We have a comprehensive portfolio of highly recognizable and conveniently packaged branded water and beverages that reach consumers whenever, wherever, and however they hydrate through distribution across retail outlets, away-from-home channels such as hotels and hospitals, and hospitality and food service accounts, as well as direct delivery to homes and businesses. In furtherance of our goals, we strive to be a pay-for-performance company, offering market-competitive compensation, meaningful benefits and differentiated rewards for our high performers. We believe that investing in our associates results in increased engagement, satisfaction and retention, which ultimately leads to an elevated customer experience and increased stockholder value.
Our compensation philosophy has been established to attract and retain talented senior leaders that can drive business success and enhance shareholder value. Our total rewards program applicable across our organization encompasses six primary components that collectively define our organization’s value proposition:
•	Compensation. Includes both fixed pay and variable pay tied to performance levels.
•
Benefits/Perquisites. Programs to supplement the compensation associates receive, including health and well-being, income protection, savings and retirement programs that offer security for associates and their families.

•	Recognition. Either formal or informal programs that acknowledge or give special attention to associate actions, efforts, behaviors or performance that support business strategy.
•	Talent Development. Programs and tools for associates to advance their skills and competencies in both their short- and long-term careers.
•
Performance Management. The alignment of organizational, team and individual efforts toward the achievement of business goals and organizational success. Performance management includes establishing expectations, skill demonstration, assessment, feedback and continuous improvement.

•	Work-Life Effectiveness. A specific set of organizational practices, policies and programs, plus a philosophy that actively supports efforts to help associates achieve success at both work and home.
In line with our compensation philosophy, our total rewards program is generally designed to:
•	Attract, motivate, reward, and retain talent who contribute to the success of Primo Brands.
•	Provide fair and competitive compensation packages that are designed to retain and incentivize executives to drive company performance.
•	Focus on variable compensation that rewards the achievement of short-term and long-term goals and emphasizes Primo Brands’ commitment to pay-for-performance.
•	Recognize that different people have different needs, and thus strive to provide flexibility and choice in our reward system.
•	Provide our talent with opportunities that relate to competitive practices and reflect individual responsibilities, skills, and contributions to Primo Brands.
•	Support the whole person, enabling personal and professional growth.

What We Do and Do Not Do. We seek to ensure that our executive compensation programs are closely aligned with the interests of our stockholders by following these corporate governance best practices:

WHAT WE DO		WHAT WE DO NOT DO
✔
Administer a robust risk management program, which includes our Compensation Committee’s oversight of the relationship between our compensation programs and risk, as well as the oversight of risk by the Audit Committee on behalf of the full Board pursuant to the Audit Committee Charter
✘
Permit employees or directors to engage in any hedging or monetization transactions, short-term, or speculative transactions, or to hold Primo Brands securities in a margin account or pledging Primo Brands securities as collateral for a loan

✔	Award annual and long-term incentive compensation subject to achievement of objective and pre-established performance goals tied to corporate, operational and strategic objectives	✘	Permit stock option re-pricing (including cash buyouts of underwater options or stock appreciation rights) without stockholder approval
✔	Provide competitive compensation that is compared to a relevant peer group, which is reviewed annually	✘	Provide for automatic “single trigger” vesting of awards granted by Primo Brands upon a change in control*
✔	Include double trigger change in control vesting provisions for equity awards	✘	Provide cash compensation upon death, disability, or retirement
✔	Engage an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement	✘	Provide excise tax gross-ups upon change in control
✔
Maintain a clawback policy to allow the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required financial restatement, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws (including any “Big R” or “little r” restatement)
		✘	Provide dividends or dividend equivalents on unearned equity compensation
✔
Maintain stock ownership guidelines, pursuant to which our directors, NEOs, and other key employees (a) are directed to hold a certain amount of shares (based on a multiple of base salary or retainer and without taking into account any unexercised option or unearned performance-based vesting awards) and (b) are required to retain a specified portion of the shares received as equity compensation from Primo Brands until the requisite holding level is achieved
		✘	Provide a guaranteed right to a discretionary bonus as a substitute for a performance-based bonus in the event that performance targets are not met
✔	Provide cash bonuses and vesting for performance-based restricted share units at up to 200% of target
✔	Provide reasonable perquisites that we believe are consistent with our overall compensation philosophy

*
Mr. Austin and Ms. Kim were historically granted profits interests in a parent entity of BlueTriton (“BlueTriton Profits Interests”), some of which include single trigger vesting upon an “Exit Transaction” of such parent entity, as described in “—Triton Water Parent Holdings, LP Class B Units” below. The Transaction was not an Exit Transaction under the terms of these awards and such awards remain at such parent entity level. In connection with distributions of profits during 2025, the general partner of the parent entity determined to treat outstanding unvested time-vesting BlueTriton Profits Interests as vested, which allowed such unvested units to participate currently in such distribution; however, all such unvested time-vesting BlueTriton Profits Interests remain unvested and subject to forfeiture pursuant to their terms for all other purposes.

Say-on-Pay
In 2025, approximately 99% of the votes cast on Primo Brands’ say-on-pay proposal approved the compensation of its NEOs as disclosed in its proxy statement in respect of 2024. Although the vote was non-binding, the Compensation Committee took into account the result of the 2025 vote in determining executive compensation policies and decisions since the 2025 annual meeting of stockholders. The Compensation Committee viewed the vote as an expression of the stockholders’ general satisfaction with the current executive compensation programs. The Compensation Committee intends to consider the results of this year’s say-on-pay proposal, as well as feedback from our stockholders, when making future executive compensation decisions in 2026.
Overview of Compensation Programs; Role of Compensation Committee
The Compensation Committee is responsible for overseeing the executive compensation programs applicable to our NEOs which currently include cash and equity compensation (base salary, annual bonus opportunities, and target long-term equity compensation) and reasonable perquisites. In addition, the Compensation Committee is responsible for overseeing talent management and succession planning for the Primo Brands’ executive officers, as well as setting objectives and evaluating the performance of Primo Brands’ Chief Executive Officer. To assist in executing its responsibilities, our Compensation Committee retained independent compensation consultants, at Primo Brands’ expense, who report solely to our Compensation Committee. Changes to the compensation of the Chief Executive Officer of Primo Brands are recommended to the appropriate members of the Board by the Compensation Committee for review and approval.
Setting Executive Compensation and the Role of Executive Officers in Compensation Decisions
The Compensation Committee engaged Frederic W. Cook & Co., Inc (“FW Cook”) in 2025 to continue to provide executive and non-employee director compensation advisory services, to help evaluate Primo Brands’ compensation philosophy and objectives and to provide guidance in administering Primo Brands’ executive and non-employee director compensation programs. FW Cook only performed work for and reported directly to the Compensation Committee and attended the Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competitiveness and appropriateness of all elements of executive compensation, including equity incentive compensation. FW Cook did not provide any additional services to the Board or management of Primo Brands.
The Compensation Committee met with our Chief Executive Officer and Chief Human Resources Officer and FW Cook to obtain recommendations with respect to our go-forward compensation programs and packages for our executive officers (other than the Chief Executive Officer), including for fiscal 2026. The Compensation Committee reviewed compensation data and pay practices from Primo Brands’ peer group and general industry surveys to determine the “market median” of the compensation of executives performing similar functions. However, the Board and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and the other executive officers, respectively. As a result, compensation for these executives may differ from the peer group and may vary according to factors such as experience, position, tenure, individual and organizational factors, retention needs, and extraordinary events, among others. Upon the recommendation of the Compensation Committee, the Board set the compensation for our Chief Executive Officer. The Compensation Committee intends to annually evaluate and select which companies will comprise its compensation peer group. With guidance from its compensation consultant and input and discussion with management, the Compensation Committee intends to discuss annually whether the mix of companies in the peer group produces a valid competitive analysis relative to our talent requirements.
The Compensation Committee, with input from FW Cook, utilized the following criteria to determine a peer group appropriate for setting target compensation in 2025:
•	A selection of beverage and food consumer packaged goods companies within a reasonable revenue range of Primo Brands’ revenue;
•	A selection of route-based service companies within a reasonable revenue range of Primo Brands’ revenue to reflect Primo Brands’ Direct Delivery business;
•	Prioritization of soft drink and non-alcoholic beverage companies and brewers; and
•
A selection of peer group companies with one or more of the following qualities: similar EBITDA margins, a focus on North American sales, pure play businesses, multi-branded portfolios, or a potential peer company as considered by stock analysts.

This peer group that was selected for setting 2025 target compensation is set forth below:

Companies used for Compensation Comparison
The Campbell’s Company	Monster Beverage Corporation
Clean Harbors, Inc.	Post Holdings, Inc.
Coca-Cola Consolidated, Inc.	The Boston Beer Company, Inc.
Flower Foods, Inc.	The Hershey Company
General Mills, Inc.	The J.M. Smucker Company
Keurig Dr Pepper Inc.	Waste Connections, Inc.
Lamb Weston Holdings, Inc.	WK Kellogg Co
Molson Coors Beverage Company	XPO, Inc.

In addition, the Compensation Committee reviewed median compensation data from the 2024 FW Cook Executive Compensation Survey. The survey benchmark data included 308 organizations ranging in size from approximately $2,919 million to $19,372 million in annual revenue.
The Compensation Committee intends to continue adjusting our executive compensation program, as deemed appropriate, in light of our evolving compensation objectives, our financial and competitive position, and our integrated business. The Compensation Committee may exercise discretion as to the type and magnitude of these adjustments. Further, the Compensation Committee expects to annually review and consider peer group and survey data as one factor when recommending our Chief Executive Officer’s compensation to the Board and setting compensation for the other executive officers.
Long-Term versus Currently-Paid Compensation
Currently-paid compensation to our NEOs includes base salaries, which are paid periodically throughout the fiscal year, annual cash performance bonuses, which are based on performance targets proposed by management and previously approved by the Board for our Chief Executive Officer and by the Compensation Committee for our other NEOs, and perquisites and personal benefits, which are paid in a manner consistent with our policies in appropriate circumstances.
Prior to the Transaction, our NEOs were eligible to participate in the long-term equity incentive plans established and maintained by Primo Water, BlueTriton, or their affiliates, as applicable, which included the Legacy Primo Water Corporation Equity Incentive Plan (the “Legacy Equity Plan”) and the Legacy Primo Water Corporation 2018 Equity Incentive Plan, as each may be amended from time to time (the “Legacy 2018 Equity Plan”) and which also included grants of BlueTriton Profits Interests. Awards outstanding under the Legacy Equity Plans were assumed by the Company in the Transaction, however, in light of the Transaction and in consultation with FW Cook, the compensation committee of Primo Water determined to convert outstanding awards that were subject to performance-vesting conditions based on metrics for the Legacy Primo business to awards that vest solely on continued service, based on the estimated performance achieved by Primo Water as of the Transaction, with the new awards vesting at the end of the original award’s performance period. No future awards will be granted under the Legacy Equity Plans and such plans will not be considered an element of any go-forward executive compensation. All BlueTriton Profits Interests awards held by Mr. Austin and Ms. Kim remain outstanding and, to the extent unvested, eligible to vest. As of December 31, 2025, Mr. Austin had 2,371.9 unvested BlueTriton Profits Interest awards and Ms. Kim has 83.40 unvested BlueTriton Profits Interest awards. There will be no further issuances of BlueTriton Profits Interest awards.
We maintain the Primo Brands Corporation Equity Incentive Plan, (the “Primo Brands Equity Plan”) which provides the Company with the flexibility to design compensatory awards responsive to Primo Brands’ business needs and goals. Awards under the Primo Brands Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or unrestricted shares, and other stock or cash-based awards, including the payment of performance bonuses in shares of Class A common stock (the Legacy Equity Plans, together with the Primo Brands Equity Plan, the “Equity Plans”). In December 2025, each of our then employed NEOs received an equity award for the 2026 annual grant cycle, consisting of performance-based restricted share units (“PSUs”) (66%) and time-based restricted share units (“RSUs”) (34%).
The compensation structure for our NEOs is intended to balance the need of these executives for current income with the need to create long-term incentives, including the PSUs granted in December 2025, that are directly tied to achievement of our operational targets and growth in stockholder value.

Compensation Components
For 2025, the principal compensation components for Primo Brands’ NEOs consisted of the following:

Compensation Component	Compensation Objective Designed to be Achieved

Base salary	Fixed pay that takes into account an individual’s role and responsibilities, experience, expertise, and individual performance, and compensates NEOs for services rendered during the fiscal year.

Annual cash performance bonuses	Performance-based compensation that is paid to reward attainment of annual company and individual performance targets or specific strategic goals.

Long-term equity incentive awards
Equity compensation that reinforces the link between incentives and long-term performance of Primo Brands (or its applicable predecessor), incentivizes our NEOs, aligns the interests of our NEOs with those of stockholders, and encourages executive retention.

Retirement benefits	Retirement benefits that provide the opportunity for financial security in retirement consistent with programs for our broad-based employee population, including appropriate matching contributions.

Perquisites and benefits	Perquisites and benefits that effectively facilitate job performance.

Health and welfare benefits	Attract and retain key talent by providing a competitive benefits package.

Severance and other benefits potentially payable upon termination of employment or change in control	Create clarity around termination or change of control events and provide for retention of executives.

Primo Brands currently does not have formal policies relating to the allocation of total compensation among the various elements of its compensation program.
Base Salary
Primo Brands provides NEOs and other employees with base salary, paid over the course of the year, to compensate them for services rendered during the fiscal year. Base salary is determined by an annual assessment of a number of factors, including position and responsibilities, experience, individual job performance relative to responsibilities, market competitiveness, impact on development and achievement of our business strategy. In addition, for Mmes. Kim and Poe and Messrs. Hass and Rietbroek, base salaries were also adjusted for fiscal year 2025 to account for the larger financial size of the Company following the Transaction.
The following table sets forth the 2025 base salary and 2024 base salary for each NEO:

Name(1)	2025 Base Salary	2024 Base Salary	% Increase
Eric Foss	$1,500,000	—	—
David Hass	$625,000	$550,000	13.6%
Robert Austin	$800,000	$800,000	—
Hih Song Kim	$585,000	$411,000	42.3%
Jason Ausher	$430,000	$415,249	3.6%
Robbert Rietbroek	$1,100,000	$750,000	46.7%
Marni Morgan Poe	$585,000	$515,000	13.6%

(1)
The amounts set forth herein represents each NEO’s annual base salary in respect of fiscal year 2025. Amounts actually paid to each NEO is set forth in the “Salary” column of the “Summary Compensation Table” below.

Cash Bonuses
Annual Performance Bonuses
Depending on our financial and operating performance, the Compensation Committee may approve performance-based bonuses. Eligibility for go-forward performance bonuses is set forth in a NEO’s employment offer letter, and “target” bonus opportunities (other than for our Chief Executive Officer) are established by the Compensation Committee and are based on market competitiveness, the expected impact of the executive’s role within Primo Brands, and the executive’s expected long-term contributions. The annual performance goals (other than for our Chief Executive Officer) are reviewed and approved by the Compensation Committee. The Compensation Committee believes that this annual incentive arrangement provides executives with clear, quantified targets, intended to focus them on meeting strategic goals, while also aligning management’s interests with those of our long-term stockholders in the sustained growth of stockholder value. For our Chief Executive Officer, the Compensation Committee will recommend to the Board such “target” bonus opportunities, which are based on market competitiveness, our Chief Executive Officer’s expected impact in his role within Primo Brands, and our Chief Executive Officer’s expected long-term contributions. Such annual performance goals will be reviewed and approved by the Board. Such “target” bonus opportunities for Mmes. Kim and Poe and Messrs. Hass, Ausher and Rietbroek were adjusted for fiscal year 2025 to account for the larger financial size of the Company following the Transaction.
Performance bonuses payable in respect of fiscal year 2025 were calculated using a formula that included: (a) the NEO’s salary, (b) the NEO’s target bonus, (c) “Company Performance” and (d) “Individual Performance.” The Company Performance metric was consistent for all participants and based on performance against pre-established annual goals, where an “on target” assessment of such Company Performance yields a 100% multiplier. Individual Performance reflected the participant’s contributions relative to individual performance expectations for the performance period, where an “on target” assessment of such Individual Performance yields a 100% multiplier. The following chart sets forth the “target” bonus opportunities for 2025 and 2024 for each NEO.

Name	2025 Target Bonus Opportunity	2024 Target Bonus Opportunity	% Increase
Eric Foss	—	—	—
David Hass	$562,500	$412,500	36.4%
Robert Austin	$1,200,000	$1,200,000	—
Hih Song Kim	$468,000	$205,500	127.7%
Jason Ausher	$258,000	$207,625	24.3%
Robbert Rietbroek	$1,650,000	$900,000	83.3%
Marni Morgan Poe	$468,000	$386,250	21.2%

For 2025, Company Performance was based on the achievement of financial goals (Bonus-Adjusted EBITDA (weighted 60%), Bonus-Adjusted operating free cash flow (weighted 20%), and Bonus-Adjusted revenue (weighted 20%)), and the achievement of Corporate Sustainability objectives, which may operate as a modifier to the performance bonuses, as determined in the sole discretion of the Compensation Committee or the Board, as applicable. The following chart sets forth the financial goals established by the Compensation Committee in January 2025:
2025 Performance Bonus Program
Financial goals applicable to NEOs ($ in millions)

	Corporate Pool (enterprise level)
	Bonus- Adjusted EBITDA 60%	Bonus- Adjusted Operating Free Cash Flow 20%	Bonus- Adjusted Revenue 20%
“Threshold”	$1,344.0	$646.0	$6,726.0
“Target”	$1,615.5	$777.2	$7,150.0
“Outperform”	$1,880.9*	$904.4*	$8,474.8
Actual	$1,334.9	$645.6	$6,654.7

*	Inclusive of targeted synergy amounts.

As illustrated in the above chart, the Primo Brands performance bonuses for 2025 were eligible to be paid at “threshold,” “target” and “outperform” levels based on the applicable level of performance achieved. If actual results are below the “Threshold” level for a metric, such metric would not fund the bonus pool. If actual results are between the “Threshold” and “Target” levels for a metric, results are interpolated on a straight-line basis between these levels to arrive at a payout percentage for such metric. If actual results are equal to or greater than the “Target Level” for a metric, then (a) with respect to Bonus-Adjusted revenue, results are interpolated on a straight line basis between the “Target” and “Outperform” levels to arrive at a payout percentage for such metric, (b) with respect to Bonus-Adjusted EBITDA, the payout percentage remains at 100% until 60% of targeted 2025 Transaction-related synergies are achieved ($151 million), and thereafter results are interpolated on a straight line basis between the “Target” and “Outperform” levels to arrive at a payout percentage for such metric, and (c) with respect to Bonus-Adjusted operating free cash flow, the payout percentage remains at 100% until 60% of the after-tax portion of targeted 2025 Transaction-related synergies are achieved ($112 million), and thereafter results are interpolated on a straight line basis between the “Target” and “Outperform” levels to arrive at a payout percentage for such metric. Once a payout percentage is determined for each metric, the relative weighting for the metric is applied and the results are aggregated, resulting in a bonus payout percentage. Corporate sustainability objectives are then considered, with the bonus payout percentage adjusting downward by up to 10% if corporate sustainability objectives relating to water stewardship (weighted 5%) and circular packaging (weighted 5%) are not achieved. For 2025, the Company Performance metric could earn a performance bonus of up to a maximum level of 200% of the target bonus amount. As illustrated in the above chart, the “Threshold” levels related to the financial goals were not achieved in 2025, and as a result, no annual performance bonuses were paid to our NEOs for 2025.
For bonus purposes, “Bonus-Adjusted EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, (ii) “Bonus-Adjusted operating free cash flow” is GAAP net cash provided by operating activities, less capital expenditures, (iii) “Bonus-Adjusted revenue” is GAAP revenue, each as adjusted to exclude the impact of discontinued operations, foreign exchange rates, tuck-in and disposition transactions not included in the target, acquisition, integration and restructuring charges, share-based compensation, loss on disposal of property, plant and equipment and other transactions identified as unusual or not ordinary in nature, and as a result, they may not correspond to the reported measures used in Primo Brands’ other disclosures or filings. The Compensation Committee (or the Board, as applicable) may approve adjustments to reflect events in the prior period (including the Transaction) and/or the results achieved during the applicable performance period to account for items not indicative of underlying performance. Individual adjustments may have positive or negative impact, and aggregate adjustments may increase or decrease incentive payouts.
Discretionary Bonuses
On January 17, 2025, Mr. Ausher was paid a one-time discretionary cash bonus in an amount equal to $50,000 in respect of his services in connection with the sale of our international business. On September 12, 2025, we also awarded Mr. Ausher with a one-time retention bonus in an amount equal to $50,000.
On March 14, 2025, we awarded Ms. Kim with a one-time discretionary cash bonus in an amount equal to $50,000 in respect of her services in connection with the Transaction.
Long-Term Incentive Plans
In 2025, our senior-level employees, including our NEOs, were eligible to participate in Primo Brands Equity Plan, which provides the Company with the flexibility to design compensatory awards responsive to Primo Brands’ business needs and goals.

Annual Equity Awards
As stated in “—Long Term versus Currently-Paid Compensation” above, in December 2025, each of our then employed NEOs received an annual equity award for the 2026 annual grant cycle in respect of fiscal year 2025 services, consisting of PSUs (66%) and RSUs (34%), as shown in the table below.

Name	Number of RSUs	Number of PSUs at target)	Target Grant Value of Annual RSUs (1)	Target Grant Value of Annual PSUs (1)	Aggregate Target Grant Value of all Annual Awards
Eric Foss	129,770	251,908	$2,040,000	$3,960,000	$6,000,000
David Hass	34,605	67,175	$544,000	$1,056,000	$1,600,000
Robert Austin	18,384	35,687	$289,000	$561,000	$850,000
Hih Song Kim	23,791	46,183	$374,000	$726,000	$1,100,000
Jason Ausher	6,164	11,965	$96,900	$188,100	$285,000
Robbert Rietbroek	—	—	—	—	—
Marni Morgan Poe	—	—	—	—	—

(1)	The number of RSUs and PSUs was determined by reference to the closing price on the date of grant.
All of the RSUs are eligible to vest in three equal annual installments, subject to continued employment through the applicable vesting date. The PSUs are eligible to vest based upon TSR relative to a Performance Peer Group (as defined below) over a three-year period beginning on the first day of Primo Brands’ 2026 fiscal year and ending on the last day of Primo Brands’ 2028 fiscal year. The Compensation Committee selected a three-year performance period based upon input received from FW Cook regarding competitive market practice, as well as the Compensation Committee’s belief that a three-year measurement period reinforces the link between incentives and long-term Primo Brands performance. We believe that these equity awards incentivize our NEOs, align their interests with those of our stockholders and encourage executive retention. The Compensation Committee with input from FW Cook, determined that the Performance Peer Group was appropriate for purposes of the PSU grants based on similar criteria utilized to select the peer group for setting 2025 target compensation. The “Performance Peer Group” includes the following companies: PepsiCo, Inc., The Coca-Cola Company, Mondelez International, Inc., The Kraft Heinz Company, General Mills, Inc., Pilgrim’s Pride Corporation, Keurig Dr Pepper Inc., The Hershey Company, Conagra Brands, Inc., Molson Coors Beverage Company, The Campbell’s Company, Waste Connections, Inc., The J. M. Smucker Company, Post Holdings, Inc., XPO, Inc., Monster Beverage Corporation, Coca-Cola Consolidated, Inc., McCormick & Company, Incorporated, Lamb Weston Holdings, Inc., Clean Harbors, Inc., Flowers Foods, Inc., Celsius Holdings, Inc. and The Boston Beer Company, Inc. The Performance Peer Group uses a similar selection criteria as the compensation group for executive compensation comparisons, except that it includes more companies by relaxing the size criteria and focusing on the inclusion of higher-performing companies characterized by higher EBITDA margins.
Inducement Awards
In addition to Mr. Foss’s annual equity grant in accordance with Primo Brands’ annual equity grant process in December 2025 (as described above), to facilitate Mr. Foss’ hiring, Mr. Foss received a one-time inducement equity award, pursuant to which the number of RSUs and PSUs was determined by dividing $6,000,000 by the closing price on the date of grant. In particular, Mr. Foss was granted 207,468 RSUs and 207,468 PSUs (assuming target performance). The RSUs are eligible to vest in three equal annual installments, subject to continued employment through the applicable vesting date. The PSUs are eligible to vest based upon TSR relative to a Performance Peer Group over a three-year period beginning on the first day of Primo Brands’ 2026 fiscal year and ending on the last day of Primo Brands’ 2028 fiscal year.
Retirement Benefits
Our NEOs are eligible to participate in the applicable Legacy Primo Water Corporation 401(k) Plan or BlueTriton Brands, Inc. 401(k) Savings Plan. Employees can contribute a percentage of their eligible earnings, subject to annual contribution limits set by the Internal Revenue Service. In 2025, Legacy Primo executives, including Messrs. Hass, Ausher and Rietbroek and Ms. Poe, received employer matching contributions to their 401(k) accounts under the Primo Water Corporation 401(k) Plan (Messrs. Hass, Ausher and Rietbroek: $10,500 each; Ms. Poe: $9,115), while BlueTriton executives, including Mr. Austin and Ms. Kim, both received employer matching contributions of $14,000, respectively, to their 401(k) accounts under the BlueTriton Brands, Inc. 401(k) Savings Plan.

Perquisites and Other Personal Benefits
We provide our NEOs with limited perquisites and other personal benefits that are not otherwise available to all of our employees, including a car allowance and a cell phone allowance. We also provide Mr. Foss with an annual executive physical in an amount not to exceed $10,000 per year and the ability to bring guests on business travel on private aircraft so long as Mr. Foss reimburses the Company for up to the cost of a first class ticket. The Compensation Committee intends to periodically review the levels of perquisites and other personal benefits provided to NEOs to ensure that they are appropriately limited and effectively facilitate job performance. Perquisites and personal benefits are taken into account as part of the total compensation to executive officers.
Perquisites and other personal benefits for our NEOs are set forth in the Summary Compensation Table, under the heading “All Other Compensation” and related footnotes on page 40 of this proxy statement.
Nonqualified Deferred Compensation Plans
We maintain the legacy BlueTriton Brands Non-Qualified Deferred Compensation Plan (the “BlueTriton NQDC Plan”), in which Ms. Kim is the sole NEO who is a participant, and the Primo Water Deferred Compensation Plan (the “Primo Water NQDC Plan”), in which Ms. Poe is the sole NEO who is a participant.
The BlueTriton NQDC Plan and the Primo Water NQDC Plan offer participants the opportunity to enhance their long-term savings on a tax-deferred basis. For a summary of the material elements of the BlueTriton NQDC Plan and the Primo Water NQDC Plan, please see the Nonqualified Deferred Compensation section starting on page 50 of this proxy statement.
Health and Welfare Benefits
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including:
•	medical, dental and vision benefits;
•	medical and dependent care flexible spending accounts;
•	short-term and long-term disability insurance; and
•	life insurance.
We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.
Severance and Other Benefits Payable Upon Termination of Employment or Change in Control
We currently maintain the Primo Brands Corporation Severance and Non-Competition Plan (the “Severance Plan”) in which each of our NEOs participate. We believe that providing severance benefits in the event of an involuntary termination of employment is appropriate to provide a competitive compensation package and to attract and retain our NEOs. Mr. Rietbroek and Ms. Poe each received compensation and benefits under the Severance Plan during fiscal year 2025 in connection with their terminations of employment. For more detail on such NEOs’ terminations, please see “Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table—Named Executive Officer Offer Letters” beginning on page 43 of this proxy statement.
For more detail, please see “Potential Payments Upon Termination or Change of Control—Severance Plan” beginning on page 54 of this proxy statement.
Treatment of Equity Awards Upon Termination or Change of Control
The Legacy Equity Plans and the Primo Brands Equity Plan contain “double trigger” provisions in connection with a change of control of Primo Water or Primo Brands, as applicable, thus protecting participants in the event of certain qualifying terminations of employment. These terms provide for the acceleration of equity awards in limited circumstances, namely, when the awards (1) are not continued, assumed, or replaced by the surviving or successor entity or (2) are so assumed, but where a NEO or employee is involuntarily terminated for reasons other than Cause, or, under the Legacy Equity Plans, terminates his or her employment for Good Reason (as such capitalized terms are defined in the respective Equity Plan, as applicable), within two years after the change of control or, for purposes of the Legacy Equity Plans, within two years after the closing of the Transaction.

Additionally, our Equity Plans provide other potential benefits, absent a change in control, when a NEO or other employee is terminated without Cause, resigns with Good Reason or retires. In the case of a termination without Cause or resignation with Good Reason for awards granted under the Legacy Equity Plans, the Legacy Equity Plans provide for partial vesting for restricted shares and restricted share units based on the length of employment relative to the vesting period and accelerated vesting of options, generally on the employment termination date, while the Primo Brands Equity Plan provides for partial vesting for performance-based awards, restricted shares and restricted share units based on the number of full days employed relative to the performance or vesting period over the number of full days from the beginning of the performance or vesting period to the end of such performance or vesting period. In the case of retirement (defined in the Legacy Equity Plans as having attained age 60 and completed ten continuous years of service with Primo Water or, for purposes of the Primo Brands Equity Plan, Primo Brands and its subsidiaries), the Equity Plans provide for continued vesting of such awards.
A more detailed discussion of potential payments and benefits in connection with a termination or change of control is set forth under “Potential Payments Upon Termination or Change of Control” beginning on page 51 of this proxy statement.
Share Ownership Guidelines
The Board has established minimum share ownership guidelines for the Chief Executive Officer, Chief Financial Officer, certain other direct reports to the Chief Executive Officer, and certain other members of senior management. Under these share ownership guidelines, the Chief Executive Officer must own shares of Class A common stock having a minimum aggregate value equal to six times his annual base salary. The Chief Financial Officer must own shares of Class A common stock having a minimum aggregate value equal to two times his annual base salary. Other executive officers must own shares of Class A common stock having a minimum aggregate value equal to one and a half times his or her annual base salary. Unexercised stock options and unvested restricted stock awards or restricted stock units subject to future performance-based vesting do not count toward satisfaction of the threshold. The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Primo Brands’ Class A common stock price, capitalization, or changes in the base salary or the title of the above-mentioned persons.
The value of shares owned by each of the above persons necessary to maintain compliance with the guidelines is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Individuals are expected to monitor their own compliance throughout the year. Individuals subject to the guidelines are not required to attain the minimum ownership level by a particular deadline; however, until the guideline amount is achieved, the Chief Executive Officer is required to retain an amount equal to 100% of net shares received as equity compensation, and each other NEO is required to retain an amount equal to 75% of the net shares received as equity compensation. Once an individual achieves the applicable ownership guideline, he or she will be considered in compliance, regardless of any changes in base salary (except for promotional increases) or the price of our Class A common stock, so long as he or she continues to own at least the number of shares of our Class A common stock owned at the time he or she achieved the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, performance share units or the exercise of stock options or stock appreciation rights. Shares purchased on the open market may be sold in compliance with Primo Brands’ policies and applicable securities laws. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such persons. These requirements are designed to ensure that the economic interests of senior management correlate with the value of our Class A common stock and are thus closely aligned with the interests of Primo Brands’ stockholders.
Employee Share Purchase Plan
We currently sponsor the Primo Brands Corporation Employee Share Purchase Plan (the “ESPP”), pursuant to which Ms. Kim participated in 2025. The purpose of the ESPP is to provide eligible employees of Primo Brands and our designated subsidiaries (including our NEOs) with an opportunity to acquire an ownership interest in us through the purchase of shares of our Class A common stock through payroll deductions at a discounted price. Eligible employees may purchase Class A common stock at a price equal to 85% of the lower of the closing price of Class A common stock on the NYSE on the first and last day of the offering period. We believe the ESPP further aligns the interests of our employees and stockholders and aids in the recruitment and retention of employees.

Insider Trading Restrictions and Policy Against Hedging
Our insider trading policy prohibits directors, officers, employees and consultants of Primo Brands and its affiliates, certain of their family members, and entities that such persons control from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades by directors, executive officers and certain other employees and entities are prohibited during certain prescribed blackout periods and are required to be pre-cleared by our Chief Legal Officer & Corporate Secretary at least two business days in advance of the proposed transaction, subject to limited exceptions for approved Rule 10b5-1 plans and non-Rule 10b5-1 plans. This policy prohibits directors, officers, employees and consultants of Primo Brands from engaging in “short sales” with respect to our securities, trading in put or call options, or engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to our securities. This policy also prohibits employees and directors, including the NEOs, from holding Primo Brands securities in a margin account or pledging Primo Brands securities as collateral for a loan.
Policies and Practices Related to the Timing of Grants of Certain Equity Awards
It is the Compensation Committee’s practice to approve ordinary course annual equity grants at its regularly-scheduled meeting held in December of each year. At this meeting, the Compensation Committee will approve each NEO’s annual equity award. At this time, we do not currently anticipate granting stock options to any of our NEOs. The Company does not schedule its equity grants in anticipation of the release of material, non-public information, nor does the Company time the release of Material Non-Public Information based on equity grant dates.
Policy Regarding Clawback of Incentive Compensation
Our Board has adopted a clawback policy that allows the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of our financial statements, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws (including any “Big R” or “little r” restatement). The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our NEOs and stockholders.
Risk Management Considerations
As part of its ongoing duties, our Compensation Committee periodically evaluates whether the Company’s compensation policies and practices create incentives that affect risk taking. In connection with such duties, the Compensation Committee obtains and reviews an annual report regarding various sources of risk, including strategic risk, governance risk, equity ownership/trading risk and other compensation risk, and the various mitigants of such risks, including the long-term nature of equity and cash incentive plan design, the use of independent compensation consultants, and the implementation of accounting policies and internal audit and other controls, stock ownership guidelines, and insider trading, anti-hedging and clawback policies. Based on the Compensation Committee’s review, we believe our compensation policies and practices for our employees, including our executive officers, do not create risks that are reasonably likely to have a material adverse effect on our Company.
Tax Considerations
Section 162(m) of the Code denies a publicly-traded corporation a federal income tax deduction for remuneration in excess of $1 million per year per person paid to certain current and former executives designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer, the next three highly compensated executive officers and anyone who has ever served in such roles since January 1, 2017. However, we believe that maintaining the discretion to provide compensation that is non-deductible allows us to provide compensation tailored to the needs of our company and our NEOs and is an important part of our responsibilities and benefits our stockholders.

Accounting Considerations
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based awards made to employees and directors, including stock options, RSUs and PSUs, based on the grant-date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards.

Report of the Compensation Committee
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has submitted the following report for inclusion in this proxy statement:
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Compensation Committee’s review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
The foregoing report is provided by the following directors, who constitute the Compensation Committee:
MICHAEL CRAMER, CHAIR
BILLY D. PRIM
TONY LEE
STEVEN STANBROOK

March 2, 2026

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
Eric Foss Executive Chairman and Chief Executive Officer(1)	2025	161,538	—	14,418,944	—	—	327,609(6)	14,908,091

David Hass Chief Financial Officer	2025	621,538	—	1,929,139	—	—	26,025(7)	2,576,702
	2024	532,500	300,000	5,649,507	—	608,850	26,375	7,117,232

Robert Austin Chief Operating Officer	2025	846,113	—	1,024,862	—	—	475,105(8)	2,346,080
	2024	720,823	818,000	1,403,778	1,543,189	1,920,606	67,492	6,473,889

Hih Song Kim Chief Legal Officer & Corporate Secretary	2025	580,346	50,000(2)	1,326,288	—	—	408,237(9)	2,364,871
	2024	406,745	—	1,816,645	—	453,211	88,592	2,765,192

Jason Ausher Chief Accounting Officer	2025	429,319	100,000(3)	343,616	—	—	12,655(10)	885,590

Robbert Rietbroek Former Chief Executive Officer	2025	1,047,885	—	—	—	—	5,542,277(11)	6,590,162
	2024	721,154	882,500	22,813,887	—	1,328,400	245,043	25,990,984

Marni Morgan Poe Former General Counsel & Corporate Secretary	2025	445,973	—	1,111,518	—	—	1,385,077(12)	2,942,568
	2024	510,962	300,000	4,837,850	—	570,105	25,875	6,244,792

Notes:
(1)	Mr. Foss commenced employment with us on November 5, 2025.
(2)	Amount represents a one-time discretionary cash bonus paid to Ms. Kim in respect of her services in connection with the Transaction.
(3)
Amount represents a one-time discretionary cash bonus paid to Mr. Ausher in respect of his services in connection with the sale of our international business ($50,000) and a one-time retention bonus paid to Mr. Ausher ($50,000).

(4)
Amounts reflect the grant date fair value of time- and performance-based restricted share units granted during 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the NEO. Mr. Foss received a one-time inducement equity award with a grant date fair value of $7,184,617. Such equity award was in addition to Mr. Foss’s annual equity grant in accordance with Primo Brands’ annual equity grant process in December 2025, which had a grant date fair value of $7,234,327.36. Mr. Foss’ one-time inducement equity award was amended to align such equity award with the vesting terms provided in the PSUs granted in connection the annual grant cycle, which included basing the PSUs vesting upon TSR relative to the Performance Peer Group. Such amendment did not result in an incremental fair value expense. Amounts reported for Ms. Poe reflect the incremental fair value associated with the Company’s determination in connection with Ms. Poe’s termination of employment to allow Ms. Poe to continue to vest in the award granted to her in December 2024 as if she had remained employed through the applicable vesting date, computed as of the modification date in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 15 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026.

(5)	As stated in “—Cash Bonuses” above, no annual performance bonuses were paid for 2025.
(6)
Amount represents fees earned or paid in cash to Mr. Foss in respect of his services as director in 2025 prior to commencing his service as Chief Executive Officer ($152,609) and the stock awards (based on the grant date fair value of shares of Class A common stock) granted to Mr. Foss in respect of his services as a director in 2025 prior to commencing his services as Chief Executive Officer ($175,000). Assumptions used in the calculation of this amount with respect to stock awards are included in Note 15 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026.

(7)	Amount represents a car allowance ($13,500), phone allowance ($2,025), and employer matching contributions to Mr. Hass’s 401(k) account under the Primo Water Corporation 401(k) Plan ($10,500).
(8)
Amount represents a car allowance ($17,500), employer matching contributions to Mr. Austin’s 401(k) account under the BlueTriton Brands, Inc. 401(k) Savings Plan ($14,000), and the discretionary distribution from TWP Holdings to unvested time-vesting BlueTriton Profits Interests ($443,605).

(9)
Amount represents a phone allowance ($1,559), employer matching contributions to Ms. Kim’s 401(k) account under the BlueTriton Brands, Inc. 401(k) Savings Plan ($14,000) and the discretionary distribution from TWP Holdings to unvested time-vesting BlueTriton Profits Interests ($392,678).

(10)	Amount represents a phone allowance ($1,905), employer matching contributions to Mr. Ausher’s 401(k) account under the Primo Water Corporation 401(k) Plan ($10,500) and wellness benefit ($250).
(11)
Amount represents severance payable under the Severance Plan ($5,500,000), outplacement assistance under the Severance Plan ($15,000), health insurance premiums paid under the Severance Plan ($2,438), a car allowance ($14,339), and employer matching contributions to Mr. Rietbroek’s 401(k) account under the Primo Water Corporation 401(k) Plan ($10,500)

(12)
Amount represents severance payable under the Severance Plan ($1,316,250), outplacement assistance under the Severance Plan ($15,000) and health insurance premiums paid under the Severance Plan ($32,579), a car allowance ($9,346), phone allowance ($1,402), and employer matching contributions to Ms. Poe’s 401(k) account under the Primo Water Corporation 401(k) Plan ($10,500).

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2025
The following table sets forth information with respect to performance-based restricted share units and time-based restricted share units granted under our Equity Plans during the year ended December 31, 2025 to each of our NEOs. The following table also sets forth the range of possible cash payouts to each of our NEOs under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2025.

Name	Grant / Modification Date	Date of Approval	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Eric Foss
	5/1/2025	—							5,317			175,000(5)
	11/7/2025	11/5/2025				82,987	207,468	414,936				4,184,630(6)
	11/7/2025	11/5/2025							207,468			2,999,987(7)
	12/10/2025	12/10/2025				100,763	251,908	503,816				5,194,343
	12/10/2025	12/10/2025							129,770			2,039,984
David Hass			421,875	562,500	1,125,000
	12/10/2025	12/9/2025				26,870	67,175	134,350				1,385,149
	12/10/2025	12/9/2025							34,605			543,991
Robert Austin			900,000	1,200,000	2,400,000
	12/10/2025	12/9/2025				14,274	35,687	71,374				735,866
	12/10/2025	12/9/2025							18,384			288,996
Hih Song Kim			351,000	468,000	936,000
	12/10/2025	12/9/2025				18,473	46,183	92,366				952,293
	12/10/2025	12/9/2025							23,791			373,995
Jason Ausher			193,500	258,000	516,000
	12/10/2025	12/9/2025				4,786	11,965	23,930				246,718
	12/10/2025	12/9/2025							6,164			96,898
Robbert Rietbroek			1,237,500	1,650,000	3,300,000
Marni Morgan Poe			351,000	468,000	936,000
	8/6/2025	8/6/2025										1,111,518(8)

Notes:
(1)
The amounts in these columns show the range of possible cash payouts under our annual performance bonus plan for achievement of specified levels of performance in fiscal year 2025. Amounts reported in these columns are calculated solely based on Bonus-Adjusted EBITDA, Bonus-Adjusted operating free cash flow, and Bonus-Adjusted revenue targets. For additional information related to the annual cash incentive awards including performance goals, measures and weighting, see the “Compensation Discussion and Analysis” section of this proxy statement. Mr. Foss was not entitled to receive a bonus in respect of fiscal year 2025.

(2)
The amounts in these columns represent performance-based restricted share unit awards, with the number of units determined using the closing price of Primo Brands common shares on the grant date. The performance-based restricted share unit awards vest based upon the achievement of relative TSR over a three-year period beginning on the first day of Primo Brands’ 2026 fiscal year and ending on the last day of Primo Brands’ 2028 fiscal year. The amounts included in the “Threshold” column reflect the total number of shares that would be issued at the end of the three-year performance period if 50% of the “target” relative TSR is achieved. The amounts included in the “Target” column reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of the “target” relative TSR is achieved. The amounts included in the “Maximum” column reflect the total number of shares that would be issued at the end of the three-year performance period if the ‘outperform’ measure of relative TSR is achieved.

(3)
The amounts in this column represent grants of time-based restricted share units, with the number of units determined using the closing price of Primo Brands common shares on the grant date. Time-based restricted share units granted in 2025 vest in three equal installments on the first, second and third anniversaries of the grant date.

(4)
Unless otherwise noted, the “Grant Date Fair Value of Stock and Option Awards” column shows the full grant date fair values of the performance and time-based restricted share units granted in fiscal 2025 as a part of the 2026 grant cycle. The grant date fair values of the awards are determined under ASC 718 and represent the amounts we would expense in our financial statements over the vesting schedule for the awards. In accordance with SEC rules, the amounts in this column reflect the actual ASC 718 accounting cost without reduction for estimates of forfeitures related to service based vesting conditions. The amounts reflect our accounting for these grants and do not correspond to the actual values that may be realized by the NEOs.

(5)	Amount represents the Class A common stock granted to Mr. Foss in respect of his services as a director in 2025 prior to commencing his services as Chief Executive Officer.
(6)
This amount represents performance-based restricted share units granted on November 7, 2025, pursuant to an inducement award, which vests based upon the achievement of relative TSR over a three-year period beginning on the first day of Primo Brands’ 2026 fiscal year and ending on the last day of Primo Brands’ 2028 fiscal year. The amounts included in the “Threshold” column reflect the total number of shares that would be issued at the end of the three-year performance period if 50% of the “target” relative TSR is achieved. The amounts included in the “Target” column reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of the “target” relative TSR is achieved. The amounts included in the “Maximum” column reflect the total number of shares that would be issued at the end of the three-year performance period if the ‘outperform’ measure of relative TSR is achieved.
(7)
This amount represents time-based restricted share units granted on November 7, 2025, pursuant to an inducement award, which vests in three equal installments on the first, second and third anniversaries of the grant date.

(8)
Represents the incremental fair value of Ms. Poe’s awards due to modifications as a result of the Company’s determination in connection with Ms. Poe’s termination of employment to allow her to continue to vest in the award granted to her in December 2024 as if she had remained employed through the applicable vesting date, computed as of the modification date in accordance with ASC Topic 718.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND
GRANTS OF PLAN-BASED AWARDS TABLE
Named Executive Officer Offer Letters
Each of our NEO’s has a written employment agreement or offer letter (each, an “Offer Letter”) setting forth the material terms of his or her employment. Under these Offer Letters, these executives receive annual base salaries, which may be adjusted from time to time. Each of these Offer Letters provide for eligibility to earn bonuses based upon the achievement of agreed-upon criteria established from time to time by the Compensation Committee as well as customary allowances and perquisites.
Each of the NEOs employed by Primo Brands as of the end of 2025 participates in both short-term and long-term incentive programs provided by us. The level of participation is determined by the Compensation Committee and varies by NEO. Each of our NEOs is bound by restrictive covenants that generally limit their ability to compete with us in any countries in which we conduct business. They have also agreed to non-solicitation and non-disparagement covenants. These limitations continue during the term of employment and for a period of time following termination (regardless of the cause of the termination).
Potential severance payments in the event of termination or change of control of Primo Brands for each NEO, as applicable, are described more particularly under the heading “Potential Payments Upon Termination or Change of Control” beginning on page 51 of this proxy statement.
Eric Foss Offer Letter
In November 2025, we entered into an offer letter agreement with Eric Foss to serve as our Executive Chairman and Chief Executive Officer. The agreement provides for an annual base salary of $1,500,000 (prorated for the 2025 fiscal year), a car allowance, a cell phone allowance, and an annual executive physical in an amount not to exceed $10,000 per year. He is also provided with private aircraft usage for business activities and the ability to bring guests on business travel on private aircraft so long as he reimburses the Company for up to the cost of a first class ticket.
Beginning in fiscal year 2026, Mr. Foss is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 200% of his base salary, up to a maximum of 300% of his annual base salary. Mr. Foss is eligible to participate in all of the Company’s benefit plans made available to its employees and senior executives, as well as our long-term incentive plans.
In addition, Mr. Foss is entitled to receive long-term incentive awards under the Primo Brands Equity Plan in respect of each fiscal year during his period as Chief Executive Officer. The number of equity awards granted in December 2025 with respect to the 2026 fiscal year was determined by taking $6,000,000 and dividing by our closing stock price of our Class A Common Stock on the date of grant, and were comprised of performance-based restricted share units (66% of the award) and time-based restricted share units (34% of the award). The time-based restricted share units vest ratably in three equal annual installments from the appointment date, and the performance-based restricted units vest based upon the achievement of relative TSR over a three-year period beginning on the first day of the Company’s 2026 fiscal year and ending on the last day of the Company’s 2028 fiscal year.
In connection with his appointment, Mr. Foss received a one-time inducement award (the “Inducement Award”). The number of equity awards granted in respect of the Inducement Award was determined by taking $6,000,000 and dividing by our closing stock price of our Class A Common Stock on the date of grant and were comprised of performance-based restricted share units (50% of the Inducement Award) and time-based restricted share units (50% of the Inducement Award), with the number of units determined by reference to the closing price on the date of grant. Following grant, the Inducement Award was amended to align such equity award with the vesting terms provided in the PSUs granted in connection with the annual grant cycle, which included basing the PSUs vesting upon TSR relative to the Performance Peer Group. In addition, notwithstanding the terms of the Primo Brands Equity Plan and the applicable award agreements, upon Mr. Foss’s termination without Cause (as defined in the Severance Plan) or resignation for Good Reason (as defined in the Severance Plan), the portion of the Inducement Award that vests (in the case of the time-based restricted share units) or remains outstanding and eligible to vest (in the case of the performance-based restricted share units) shall be 100%.
The grants in 2025 to Mr. Foss as our Chief Executive Officer under our Primo Brands Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2025” Table above. Pursuant to the terms of his offer letter, Mr. Foss’s voluntary resignation of employment on or following December 31, 2028 will be treated as a Retirement (as defined in the Primo Brands Equity Plan) and entitle Mr. Foss to continue to vest as if he had remained employed through the applicable vesting dates with respect to any unvested annual awards.
Mr. Foss participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of two years following termination, regardless of the cause of the termination.
David Hass Offer Letter
In December 2024, we entered into an offer letter agreement with David Hass to serve as our Chief Financial Officer. The agreement provides for an annual base salary of $625,000, which will be increased to $640,625 effective as of March 30, 2026, a car allowance and a cell phone allowance. Mr. Hass is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 90% of his base salary. Mr. Hass is eligible to participate in all of the Company’s benefit plans made available to its employees and senior executives, as well as our long-term incentive plans.
The 2025 grants to Mr. Hass under our Primo Brands Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2025” Table above.
Mr. Hass participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.
Robert Austin Offer Letter
We are currently party to an offer letter agreement with Robert Austin to serve as our Chief Operating Officer. The agreement provides for an annual base salary of $800,000, which will be increased to $820,000 effective as of March 30, 2026, a car allowance and a cell phone allowance. Mr. Austin is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 150% of his base salary. Mr. Austin is eligible to participate in all of the Company’s benefit plans made available to its employees and senior executives, as well as our long-term incentive plans.
The 2025 grants to Mr. Austin under our Primo Brands Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2025” Table above.
Mr. Austin participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of eighteen months following termination, regardless of the cause of the termination.
Hih Song Kim Offer Letter
We are currently party to an offer letter agreement with Hih Song Kim to serve as our Chief Administrative Officer & Assistant Corporate Secretary (Ms. Kim subsequently was appointed Chief Legal Officer and Secretary in August 2025). The agreement provides for an annual base salary of $585,000, which will be increased to $599,625 effective as of March 30, 2026, and a cell phone allowance. Ms. Kim is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 80% of her base salary. Ms. Kim is eligible to participate in all of the Company’s benefit plans made available to its employees and senior executives, as well as our long-term incentive plans.
The 2025 grants to Ms. Kim under our Primo Brands Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2025” Table above.
Ms. Kim participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.
Jason Ausher Offer Letter
We are currently party to an offer letter agreement with Jason Ausher to serve as our Chief Accounting Officer. The agreement provides for an annual base salary of $430,000, which will be increased to $440,750 effective as of March 30, 2026, and a cell phone allowance. Mr. Ausher is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 60% of his base salary. Mr. Ausher is eligible to participate in all of the Company’s benefit plans made available to its employees and senior executives, as well as our long-term incentive plans.
The 2025 grants to Mr. Ausher under our Primo Brands Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2025” Table above.
Mr. Ausher participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of twelve months following termination, regardless of the cause of the termination.
Robbert Rietbroek Offer Letter
We were previously party to an offer letter agreement with Robbert Rietbroek to serve as our Chief Executive Officer. The agreement provided for an annual base salary of $1,100,000, and a car allowance.
Mr. Rietbroek was eligible to participate in our annual performance bonus plan with an annual target bonus equal to 150% of his base salary. Mr. Rietbroek was eligible to participate in all of the Company’s benefit plans made available to its employees and senior executives, as well as our long-term incentive plans.
Mr. Rietbroek did not receive a grant in fiscal 2025 under our Primo Brands Equity Plan.
On November 5, 2025 the Board determined to transition Robbert Rietbroek from his role as the Company’s Chief Executive Officer and Mr. Rietbroek resigned as a member of the Board. Such transition constituted a termination without cause under the Severance Plan and, as such, following Mr. Rietbroek’s execution and non-revocation of a release of claims in favor of the Company, Mr. Rietbroek was entitled to receive the separation pay and benefits in accordance with the Severance Plan and the equity treatment in accordance with the Primo Brands Equity Plan, the Legacy Equity Plan and the Legacy 2018 Equity Plan.
As noted above, Mr. Rietbroek participated in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survived the termination of his employment. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue for a period of two years following termination, regardless of the cause of the termination.
Marni Morgan Poe Offer Letter
We were previously party to an offer letter agreement with Marni Morgan Poe to serve as our General Counsel & Corporate Secretary. The agreement provided for an annual base salary of $585,000, a car allowance and a cell phone allowance. Ms. Poe was eligible to participate in our annual performance bonus plan with an annual target bonus equal to 80% of her base salary. Ms. Poe was eligible to participate in all of the Company’s benefit plans made available to its employees and senior executives, as well as our long-term incentive plans.
Ms. Poe did not receive a grant in fiscal 2025 under our Primo Brands Equity Plan.
On July 31, 2025, in connection with the continued integration relating to the Transaction, the Company determined to combine the roles of General Counsel and Chief Administrative Officer and, accordingly, Ms. Poe’s role was eliminated and she no longer served as the Company’s General Counsel, effective August 6, 2025. Following Ms. Poe’s execution and non-revocation of a release of claims in favor of the Company, Ms. Poe was entitled to receive the separation pay and benefits in accordance with the Severance Plan and the equity treatment in accordance with the Legacy Equity Plan and the Legacy 2018 Equity Plan. Additionally, in consideration of the transition services that were provided by Ms. Poe, and in recognition of Ms. Poe’s significant contributions to the Company, the Company determined to allow Ms. Poe to continue to vest in the award granted to Ms. Poe in December 2024 as if she has remained employed through the applicable vesting dates under the Primo Brands Corporation Equity Incentive Plan.
As noted above, Ms. Poe participated in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survived the termination of her employment. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue for a period of fifteen months following termination, regardless of the cause of the termination.
Director Compensation for Mr. Foss
Prior to Mr. Foss’s commencement of employment as Chief Executive Officer, Mr. Foss served as a non-employee director of the Company in fiscal 2025 and was entitled to compensation pursuant to the Primo Brands Corporation Non-Employee Director Compensation Policy. In fiscal year 2025, Mr. Foss received cash compensation in the amount of $152,609 and an award of Class A common stock with a grant date fair value equal to $175,000. The grants in 2025 to Mr. Foss as a non-employee director under our Primo Brands Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2025” Table above.

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END
The following table sets forth information with respect to equity awards outstanding at December 31, 2025 for each of our NEOs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexcused Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Eric Foss	—	—		—	—			82,987(2)	1,356,837
						207,468(3)	3,392,102
								100,763(4)	1,647,475
						129,770(5)	2,121,740
David Hass	14,822	—		9.76	5/4/2030
	7,878	—		15.84	12/9/2030
								26,870(4)	439,325
						34,605(5)	565,792
								17,447(6)	285,258
						14,980(7)	244,923
						50,933(8)	832,755
						50,932(8)	832,738
						9,342(9)	152,742
						48,224(10)	788,462
						6,289(11)	102,825
						13,434(12)	219,646
Robert Austin	—	—		—	—			14,274(4)	233,380
						18,384(5)	300,578
								9,268(6)	151,532
						7,958(7)	130,113
	104.10	20.90 (13)		N/A	N/A
	33.30	16.70 (14)		N/A	N/A
	45	22.50 (15)		N/A	N/A
	61.70	61.80(16)		N/A	N/A
	750	2,250 (17)		N/A	N/A
Hih Song Kim	—	—		—	—			18,473(4)	302,034
						23,791(5)	388,983
								11,994(6)	196,102
						10,299(7)	168,389
	416.60	83.40(18)		N/A	N/A
Jason Ausher	10,503	—		17.50	12/7/2027	—	—	—	—
	12,593	—		14.68	12/11/2028
	14,846	—		13.67	12/11/2029
	10,635	—		15.84	12/9/2030
								4,786(4)	78,251
						6,164(5)	100,781
								3,884(6)	63,503
						2,668(7)	43,622
						8,401(8)	137,356
						8,400(8)	137,340
						1,541(9)	25,195
						13,434(12)	219,646
Robbert Rietbroek	—	—	—	—	—	—	—	—	—

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexcused Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Marni Morgan Poe	73,844	—		11.22	2/19/2026
	57,947	—		16.99	8/11/2026
	62,013	—		10.40	12/6/2026
	52,515	—		17.50	12/7/2027
	65,298	—		14.68	8/29/2028
	76,979	—		13.67	8/29/2028
	55,147	—		15.84	8/29/2028
								29,987(19)	490,287
						10,299(20)	168,389
Notes:
(1)	The market value shown has been calculated based on the closing price of our common shares on the NYSE as of December 31, 2025 ($16.35), the last business day of our 2025 fiscal year.
(2)
This amount represents performance-based restricted share units granted on November 7, 2025 at threshold level performance, pursuant to an inducement award. The performance-based restricted share unit awards vest based upon the achievement of relative TSR over a three-year period beginning on the first day of Primo Brands’ 2026 fiscal year and ending on the last day of Primo Brands’ 2028 fiscal year, subject to continued employment through the applicable vesting date. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of relative TSR that is achieved during such period.

(3)
This amount represents time-based restricted share units granted on November 7, 2025, pursuant to an inducement award, which vest in equal installments on the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date.

(4)
This amount represents performance-based restricted share units granted on December 10, 2025 at threshold level performance. The performance-based restricted share unit awards vest based upon the achievement of relative TSR over a three-year period beginning on the first day of Primo Brands’ 2026 fiscal year and ending on the last day of Primo Brands’ 2028 fiscal year, subject to continued employment through the applicable vesting date. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of relative TSR that is achieved during such period.

(5)
This amount represents time-based restricted share units granted on December 10, 2025, which vest in equal installments on the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date.

(6)
This amount represents performance-based restricted share units granted on December 11, 2024 at threshold level performance. The performance-based restricted share unit awards vest based upon the achievement of relative TSR over a three-year period beginning on the first day of Primo Brands’ 2025 fiscal year and ending on the last day of Primo Brands’ 2027 fiscal year, subject to continued employment through the applicable vesting date. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of relative TSR that is achieved during such period.

(7)
This amount represents time-based restricted share units granted on December 11, 2024, which vest in equal installments on the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date.

(8)
This amount represents time-based restricted share units originally granted as a performance-based restricted share unit award on December 8, 2023, which were converted to time-based restricted share units in connection with the closing of the Transaction and vest at the end of the original three-year performance period, subject to continued employment through the vesting date.

(9)
This amount represents time-based restricted share units granted on December 8, 2023, which vest in equal installments on the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date.

(10)
This amount represents time-based restricted share units originally granted as a performance-based restricted share unit award on January 23, 2023, which were converted to time-based restricted share units in connection with the closing of the Transaction and vest at the end of the original three-year performance period, subject to continued employment through the vesting date.

(11)
This amount represents time-based restricted share units granted on January 23, 2023, which vest in equal installments on the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date.

(12)
This amount represents time-based restricted share units originally granted as a performance-based restricted share unit award on December 7, 2022, which were converted to time-based restricted share units in connection with the closing of the Transaction and vest at the end of the original three-year performance period, subject to continued employment through the vesting date.

(13)
This amount represents unvested Class B units subject to time-based vesting that will vest on April 1, 2026, with accelerated vesting of all such Class B units upon an Exit Transaction, subject to Mr. Austin’s continued service with the Company through the applicable vesting date.

(14)
This amount represents unvested Class B Units subject to time-based vesting that will vest in equal installments on October 9, 2026 and October 9, 2027 with accelerated vesting of all such Class B units upon an Exit Transaction, subject to Mr. Austin’s continued service with the Company through the applicable vesting dates.

(15)
This amount represents unvested Class B Units subject to time-based vesting that will vest in equal installments on October 31, 2026 and October 31, 2027, with accelerated vesting of all such Class B units upon an Exit Transaction, subject to Mr. Austin’s continued service with the Company through the applicable vesting dates.

(16)
This amount represents unvested Class B Units subject to time-based vesting that will vest in equal installments on May 1, 2026, May 1, 2027 and May 1, 2028, with accelerated vesting of all such Class B units upon an Exit Transaction, subject to Mr. Austin’s continued service with the Company through the applicable vesting dates.

(17)
This amount represents unvested Class B Units subject to time-based vesting that will vest in equal installments on each of June 17, 2026, June 17, 2027 and June 17, 2028, with accelerated vesting of all such Class B units upon an Exit Transaction, subject to Mr. Austin’s continued service with the Company through the applicable vesting dates.

(18)
This amount represents unvested Class B units subject to time-based vesting that will vest on July 19, 2026 with accelerated vesting of all such Class B units upon an Exit Transaction, subject to Ms. Kim’s continued service with the Company through the applicable vesting date.

(19)
The Company determined to provide continued eligibility to vest for the performance-based restricted share units granted to Ms. Poe in December 2024 under the Primo Brands Equity Plan in connection with the termination of her employment.

(20)
The Company determined, in connection with Ms. Poe’s termination of employment, to allow her to continue to vest in the award granted to her in December 2024 as if she had remained employed through the applicable vesting dates.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2025
The following table sets forth information with respect to option exercises and stock awards vesting during 2025 for each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Eric Foss	—	—	—	—
David Hass	—	—	24,873	496,896
Robert Austin	—	—	3,979	63,982
Hih Song Kim	—	—	5,149	82,796
Jason Ausher	—	—	4,627	72,393
Robbert Rietbroek	—	—	591,682(4)	14,533,750(5)
Marni Morgan Poe	37,064	919,928	158,966(6)	3,945,141(7)

Notes:
(1)
Represents the difference between market value per common stock of the common stock acquired on exercised, as determined based on the closing price of Primo Brands’ common stock on the NYSE on February 21, 2025 ($34.07), and the exercise price of the option.

(2)
Unless otherwise noted, this amount includes (a) time-based restricted share units granted in December 2022 to Primo Water executives under the Legacy 2018 Plan, one third of which vested on the third anniversary of the grant date, (b) time-based restricted share units granted in January 2023 to Mr. Hass under the Legacy 2018 Plan, one third of which vested on the second anniversary of the grant date, (c) time-based restricted share units granted in December 2023 to Primo Water executives under the Legacy 2018 Plan, one third of which vested on the second anniversary of the grant date, and (d) time-based restricted share units granted in December 2024 to Primo Brands executives under the Primo Brands Equity Plan, one third of which vested on the first anniversary of the grant date.

(3)
With respect to time-based restricted share units granted in December 2022 to Primo Water executives under the Legacy 2018 Plan, the value realized on vesting has been calculated by utilizing the closing price of Primo Brands’ common stock on the NYSE as of December 8, 2025 ($15.47). With respect to time-based restricted share units granted in January 2023 to Mr. Hass, the value realized on vesting has been calculated by utilizing the closing price of Primo Brands’ common stock on the NYSE as of January 23, 2025 ($32.57). With respect to time-based restricted share units granted in December 2023, the value realized on vesting has been calculated by utilizing the closing price of our common stock on the NYSE as December 8, 2025 ($15.47).With respect to time-based restricted share units granted in December 2024, the value realized on vesting has been calculated by utilizing the closing price of our common stock on the NYSE as December 11, 2025 ($16.08).

(4)
This amount includes (a) time-based restricted share units granted in January 2024 to Mr. Rietbroek as a one-time inducement equity award, one half of which vested on the first anniversary of the grant date, and the remaining half of which vested in connection with the termination of Mr. Rietbroek’s employment on November 5, 2025, (b) time-based restricted share units granted in January 2024 under the Legacy 2018 Plan as a part of the 2024 grant cycle, one third of which vested on the first anniversary of the grant date, and the remaining two-thirds of which vested in connection with the termination of Mr. Rietbroek’s employment on November 5, 2025, (c) performance-based restricted share units granted in January 2024 as a one-time inducement equity award, which were converted to time-based restricted share units in connection with the closing of the Transaction, and vested in connection with the termination of Mr. Rietbroek’s employment on November 5, 2025, (d) performance-based restricted share units granted in January 2024 as a part of the 2024 grant cycle, which were converted to time-based restricted share units in connection with the closing of the Transaction, and vested in connection with the termination of Mr. Rietbroek’s employment on November 5, 2025, and (e) time-based restricted share units granted in December 2024 under the Primo Brands Equity Plan, which vested on a pro-rata basis as of the date of termination of Mr. Rietbroek’s employment.

(5)
With respect to the time-based restricted share units granted in January 2024 that vested in January 2025, the value realized on vesting has been calculated by utilizing the closing price of Primo Brands’ common stock on the NYSE as of December 31, 2024 ($30.77). With respect to all other awards referenced in Footnote 3, all of which vested in connection with the termination of Mr. Rietbroek’s employment, the value realized on vesting has been calculated by utilizing the closing price of Primo Brands’ common stock on the NYSE as of November 5, 2025 ($22.66).

(6)
This amount includes (a) time-based restricted share units granted in December 2022, one third of which vested in connection with the termination of Ms. Poe’s employment on August 29, 2025, (b) time-based restricted share units granted in December 2023, two third of which vested in connection with the termination of Ms. Poe’s employment on August 29, 2025, (c) performance-based restricted share units granted in December 2022, which were converted to time-based restricted share units in connection with the closing of the Transaction, which vested in connection with the termination of Ms. Poe’s employment on August 29, 2025, (d) performance-based restricted share units granted in December 2023, which were converted to time-based restricted share units in connection with the closing of the Transaction, which vested in connection with the termination of Ms. Poe’s employment on August 29, 2025, and (e) time-based restricted share units granted in December 2024 under the Primo Brands Equity Plan, one third of which vested on the first anniversary of the grant date, consistent with the continued vesting treatment provided to Ms. Poe in connection with the termination of her employment
(7)
With respect to the time-based restricted share units granted in December 2024, the value realized on vesting has been calculated by utilizing the closing price of Primo Brands’ common stock on the NYSE as of December 11, 2025 ($16.08). With respect to all other awards referenced in footnote 6, all of which vested in connection with the termination of Ms. Poe’s employment, the value realized on vesting has been calculated by utilizing the closing price of Primo Brands’ common stock on the NYSE as of August 29, 2025 ($25.11).

OPTION VESTING IN FISCAL YEAR 2025 WITH RESPECT TO BLUETRITON PROFITS INTERESTS
There were 852.02 Class B units held by Mr. Austin subject to time-based vesting vested during fiscal 2025, including 20.83 Class B Units on April 1, 2025, 61.7 Class B Units on May 1, 2025, 750 Class B Units on June 17, 2025, 8.3 Class B Units on October 9, 2025, and 11.25 Class B Units on October 31, 2025, and 366 Class B units held by Mr. Austin subject to performance-based vesting vested during fiscal 2025. There were 83.33 Class B units held by Ms. Kim subject to time-based vesting vested on July 19, 2025 and 500 Class B units held by Ms. Kim subject to performance-based vesting vested during fiscal 2025. We believe that the BlueTriton Profits Interests are properly classified as “options” under the definition provided in Item 401(a)(6)(i) of Regulation S-K under the Securities Act as an instrument with an “option-like feature”. However, since the BlueTriton Profits Interests are profits interests, and not options, the awards are not subject to exercise and do not require the payment of an exercise price. As such, there is no value realized upon “exercise” of BlueTriton Profits Interests.
NONQUALIFIED DEFERRED COMPENSATION
We maintain the BlueTriton NQDC Plan and the Primo Water Deferred Compensation Program for a select group of our highly compensated employees of BlueTriton, in which Ms. Kim is the sole NEO who is a participant of the BlueTriton NQDC Plan, and Ms. Poe is the sole NEO who is a participant of the Primo Water NQDC Plan.
The BlueTriton NQDC Plan is a supplemental benefit plan that allows participants to contribute up to 75% of their annual base salary and up to 100% of their annual bonus to a compensation deferral account. The BlueTriton NQDC Plan offers participants the opportunity to enhance their long-term savings on a tax-deferred basis. Participants are fully vested in their compensation deferral accounts at all times. The BlueTriton NQDC Plan is unfunded and unsecured, with participants considered general creditors of the company. Amounts deferred by Ms. Kim under the BlueTriton NQDC Plan are credited with earnings (or losses) based on notional investment in the State Street Target Retirement 2030 Fund Class K (as elected by Ms. Kim under the terms of the BlueTriton NQDC Plan) until payment in accordance with Ms. Kim’s payment elections and the terms of the BlueTriton NQDC Plan.
Participants in the BlueTriton NQDC Plan can elect to receive distributions upon separation from service, retirement, or as an in-service withdrawal. These distributions can be made in the form of a lump sum or annual installments over a period elected by the participant. For in-service withdrawals, participants must elect a specific date for distribution, which must be at least a specified number of years in the future, as outlined in the BlueTriton NQDC Plan. In the event of a participant’s death or disability, all account balances will be paid in a single lump sum. Additionally, participants may request distributions in the event of an unforeseeable financial emergency, subject to the plan administrator’s approval. Participants may also request distributions in the event of a change in control with all account balances paid on the date of such change in control and in a single lump sum, unless otherwise elected by the participant.
The Primo Water NQDC Plan is a supplemental benefit plan that allows participants to contribute up to 70% of their annual base salary and annual bonus to a compensation deferral account. The Primo Water NQDC Plan offers participants the opportunity to enhance their long-term savings on a tax-deferred basis. Participants are fully vested in their compensation deferral accounts at all times. The Primo Water NQDC Plan is unfunded and unsecured, with participants considered general creditors of the company. Amounts deferred by Ms. Poe under the Primo Water NQDC Plan are credited with earnings (or losses) based on notional investment in the Fidelity Total Market Index Fund Institutional Class until payment in accordance with Ms. Poe’s payment elections and the terms of the Primo Water NQDC Plan.
Participants in the Primo Water NQDC Plan can elect to receive distributions upon separation from service, retirement, or as an in-service withdrawal. These distributions can be made in the form of a lump sum or annual installments over a period elected by the participant. For in-service withdrawals, participants must elect a specific date for distribution, which must be at least a specified number of years in the future, as outlined in the Primo Water NQDC

Plan. In the event of a participant’s death, all account balances will be paid in a single lump sum. Additionally, participants may request hardship distributions in the event of an unforeseeable emergency, subject to the plan administrator’s approval. Participants may also request distributions in the event of a change in control if the participant incurs a separation from service within 12 months following the change in control with all account balances paid on the date of such separation from service and in a single lump sum, unless otherwise elected by the participant, subject to any six-month delay requirement imposed by Section 409A of the Code. Ms. Poe was subject to the six-month delay requirement imposed by Section 409A of the Code and accordingly her account balance was distributed in March 2026.
NONQUALIFIED DEFERRED COMPENSATION TABLE
The following table contains information regarding the BlueTriton NQDC Plan and Primo Water NQDC Plan.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Marni Morgan Poe	0	0	16,883	0	115,911
Hih Song Kim	118,223	0	32,515	0	267,957

Notes:
(1)	The amount in this column is also included in the Summary Compensation Table in the “Salary” column for fiscal 2025.
(2)	This amount is not included in the Summary Compensation Table because earnings were not preferential or above market.
(3)
The amount in this column for Ms. Poe includes $129 in the Summary Compensation Table in the “Salary” column for fiscal year 2024 and for Ms. Kim includes $28,472.05 in the Summary Compensation Table in the “Salary” column for fiscal year 2024 and $38,819.20 in the Summary Compensation Table in the ‘Non-Equity Incentive Plan Compensation” column for fiscal year 2024.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
In this section, we describe payments that may be made upon several alternate termination event scenarios, or upon the occurrence of a Change of Control, in each case assuming such event occurred on December 31, 2025 to our NEOs employed by us as of such date.
Legacy Equity Plan, Legacy 2018 Equity Plan, and Equity Plan
With respect to Messrs. Hass and Ausher, in the event of a Change of Control (as defined below for each of the respective Equity Plans) and subject to any limitations imposed by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable to an award, the surviving or successor entity may continue, assume or replace awards outstanding as of the date of the Change of Control. If (1) such awards are continued, assumed, or replaced by the surviving or successor entity, and within two years after the Change of Control or, for Primo Water’s 2018 Equity Incentive Plan or Amended and Restated Primo Water Corporation Equity Incentive Plan (collectively, and each as amended prior to the Transaction, the “Legacy Equity Plans”), within two years of November 8, 2024, a grantee experiences an involuntary termination of employment for reasons other than Cause, or terminates his or her employment for Good Reason, or (2) such awards are not continued, assumed or replaced by the surviving or successor entity, then all unvested restricted share units will become immediately fully vested and non-forfeitable. Additionally, the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the Change of Control in exchange for payments to the holders as provided in the Equity Plans.
The Primo Brands Equity Plan defines “Change of Control” as (i) the consummation of a consolidation, merger, amalgamation, or other similar corporate reorganization of the Company with or into any other corporation whereby the voting stockholders of the Company immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged, or amalgamated corporation, or any acquisition or similar transaction or series of transactions whereby any “person,” as defined in Sections 13(d) and 14(d) of the Exchange Act (excluding the Company, Triton Water Parent Holdings, LP (“TWP Holdings”), or any entity that controls, is controlled by, or is under common control with the Company or TWP Holdings, or any employee benefit plan sponsored by the Company or any of its affiliates), becomes the “beneficial owner” of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) the consummation of a sale by the Company of all or substantially all of the Company’s assets, except for sales to TWP Holdings or related entities; (iii) the date when individuals who, on the first date the Shares commence trading on the New York Stock Exchange following the Effective Date, constitute the Board (the “Incumbent Directors”) cease to be a majority of the Board, unless their appointment or election was approved by at least two-thirds of the remaining Incumbent Directors or they are Sponsor Nominees as defined in the Stockholders Agreement; and (iv) the liquidation, dissolution, or winding-up of the Company. The definition of “Change of Control” in the Legacy Equity Plans is substantially similar to the definition of “Change of Control” in the Primo Brands Equity Plan, except that references to the Company refer to Primo Water under the Legacy Equity Plans.
The Legacy Equity Plans define “Cause” to mean:
(i)	the willful failure of the participant to properly carry out the participant’s duties and responsibilities or to adhere to Primo Water’s policies;
(ii)
theft, fraud, dishonesty or misappropriation by the participant, or the gross negligence or willful misconduct by the participant, involving the property, business or affairs of Primo Water or a subsidiary, or in the carrying out of the participant’s duties, including, without limitation, any breach by the participant of the representations, warranties and covenants contained in the participant’s employment agreement;

(iii)	the participant’s conviction of or plea of guilty to a criminal offense that involves fraud, dishonesty, theft or violence;
(iv)	the participant’s breach of a fiduciary duty owed to Primo Water or a subsidiary; or
(v)
any other action that constitutes cause for termination of the Grantee’s employment with Primo Water or a subsidiary under any other agreement to which the participant is a party or under applicable law.

The definition of “Good Reason” in the Legacy Equity Plans is substantially similar to the definition of “Good Reason” in the Severance Plan, as described below, except that the Legacy Equity Plans provide that individual employment agreement definitions control, if applicable. The definitions of “Cause” and “Good Reason” in the Primo Brands Equity Plan and corresponding award agreements are substantially similar to the definitions of “Cause” and “Good Reason” in the Severance Plan, as described below. If a Change of Control had occurred on December 31, 2025 and either (1) the surviving or successor entity continued, assumed or replaced awards and within two years after the Change of Control, a NEO was involuntarily terminated for reasons other than Cause, or terminated his or her employment for Good Reason, or (2) the surviving or successor entity did not continue, assume or replace awards outstanding as of such date, and the Compensation Committee had not in either case elected to terminate some or all of such outstanding awards in exchange for payments to the holders as provided in the Equity Plans, the unvested awards granted to our NEOs who were employed by us as of such date would have vested on an accelerated basis as set forth below:

Equity Plans(1)	Accelerated Vesting ($)(2)
Eric Foss	13,024,639
David Hass	5,551,348
Robert Austin	1,393,036
Hih Song Kim	1,802,751
Jason Ausher	986,592

Notes:
(1)
Mr. Rietbroek and Ms. Poe are not included because they were not terminated in connection with a Change of Control and were therefore not eligible for the accelerated vesting treatment as described above on their respective termination dates.

(2)
Includes the value, based on the closing price of our common stock on the NYSE as of December 31, 2025 ($16.35), the last business day of our 2025 fiscal year, of common stock issuable pursuant to: (i) time-based restricted share units granted in January 2023 to Mr. Hass under the Legacy 2018 Plan that had not vested as of December 31, 2025, (ii) time-based restricted share units granted to Primo Water executives in December 2023 under the Legacy 2018 Plan that had not vested as of December 31, 2025, (iii) time-based restricted share units granted in December 2024 and December 2025 under the Primo Brands Equity Plan that had not vested as of December 31, 2025, (iv) time-based restricted share units granted in November 2025 to Mr. Foss pursuant to the inducement award, (v) performance-based restricted share units granted in December 2022 and 2023 under the Legacy 2018 Plan that had not vested as of December 31, 2025, which were converted to time-based restricted share units in connection with the closing of the Transaction that will vest at the end of the original award’s performance period, (vi) performance-based restricted share units granted in January 2023 to Mr. Hass under the Legacy 2018 Plan that had not vested as of December 31, 2025, which were converted to time-based restricted share units in connection with the closing of the Transaction that will vest at the end of the original award’s performance period, (vii) performance-based restricted share units granted in November 2025 to Mr. Foss pursuant to the inducement award, and (viii) performance-based restricted share units granted in December 2024 and December 2025 under the Primo Brands Equity Plan. Because the performance period for the performance-based restricted share units granted to our NEOs in December 2024 and December 2025 has not yet been completed, the number of shares of common stock issuable pursuant to performance-based restricted share units that such NEOs would have been entitled to on December 31, 2025 cannot be determined. As a result, this column includes the value of such performance-based restricted share units, assuming achievement of the performance goals at “target” and a share value equal to the closing price of our common stock on the NYSE as of December 31, 2025 ($16.35).

These amounts are included in the applicable “Accelerated Awards” column in the tables under the heading “—Payments under the Severance Plan” on page 56 of this proxy statement.
In the case of a grantee’s termination without Cause or resignation with Good Reason under the Legacy Equity Plans, all unvested restricted share units will become fully vested in the case of a grantee’s termination without Cause or resignation with Good Reason within two years of the closing of the Transaction. In the case of a grantee’s termination without Cause or resignation with Good Reason under the Primo Brands Equity Plan, the number of restricted share units to be deemed earned by a grantee is equal to the pro rata number of restricted share units that he or she would have earned on the vesting date had he or she been continuously employed through such vesting date, as calculated by reference to the portion of the applicable restriction period or performance period during which the grantee was actually employed, provided that, with respect to Mr. Foss’ restricted share units that were granted pursuant to the Inducement Awards, the portion of the Inducement Award that vests is 100%.
Assuming the employment of our NEOs who were employed by us as of December 31, 2025 had been terminated on December 31, 2025 by Primo Brands without Cause or by the NEOs for Good Reason, they would have been entitled to the following, or with respect to Mr. Rietbroek and Ms. Poe, reflecting their respective actual dates of termination and the actual value of the accelerated vesting of their unvested awards:

Equity Plans	Equity Awards ($)(1)
Eric Foss	6,944,973
David Hass	3,359,058
Robert Austin	206,272
Hih Song Kim	266,930
Jason Ausher	588,649
Robbert Rietbroek(2)	10,260,720
Marni Morgan Poe(2)	3,862,345

Notes:
(1)
Includes the value, based on the closing price of our common stock on the NYSE as of December 31, 2025 ($16.35), the last business day of our 2025 fiscal year, of common stock issuable pursuant to: (i) time-based restricted share units granted in January 2023 to Mr. Hass under the Legacy 2018 Plan that had not vested as of December 31, 2025, (ii) time-based restricted share units granted to Primo Water executives in December 2023 under the Legacy 2018 Plan that had not vested as of December 31, 2025, (iii) time-based restricted share units granted in December 2024 and December 2025 under the Primo Brands Equity Plan, (iv) time-based restricted share units granted in November 2025 to Mr. Foss pursuant to the inducement award (which would vest in full pursuant to Mr. Foss’ offer letter), (v) performance-based restricted share units granted in December 2022 and 2023 under the Legacy 2018 Plan that had not vested as of December 31, 2025, which were converted to time-based restricted share units in connection with the closing of the Transaction that will vest at the end of the original award’s performance period, (vi) performance-based restricted share units granted in January 2023 to Mr. Hass under the Legacy 2018 Plan that had not vested as of December 31, 2025, which were converted to time-based restricted share units in connection with the closing of the Transaction that will vest at the end of the original award’s performance period, (vii) performance-based restricted share units granted in November 2025 to Mr. Foss pursuant to the inducement award (which would vest in full pursuant to Mr. Foss’ offer letter), and (viii) performance-based restricted share units granted in December 2024 and December 2025 under the Primo Brands Equity Plan. Because the performance period for the performance-based restricted share units granted to our NEOs in December 2024, November 2025 and December 2025 has not yet been completed, the number of shares of common stock issuable pursuant to performance-based restricted share units that such NEOs would have been entitled to on December 31, 2025 cannot be determined. As a result, this column includes the value of such performance-based restricted share units, assuming achievement of the performance goals at “target” and a share value equal to the closing price of our common stock on the NYSE as of December 31, 2025 ($16.35).

(2)	Amounts reflect the actual accelerated vesting with respect to each NEO’s unvested awards as of the date of the NEO’s termination in fiscal year 2025
These amounts are included in the applicable “Equity Awards” column in the tables under the heading “—Payments under the Severance Plan” on page 56 of this proxy statement.

Triton Water Parent Holdings, LP Class B Units
BlueTriton has historically granted profits interests to BlueTriton’s executives, including Mr. Austin and Ms. Kim, in TWP Holdings. In connection with an “Exit Transaction,” all unvested Class B units granted to Mr. Austin and Ms. Kim would vest, subject to their continued service with the Company through the effective date of the Exit Transaction and Mr. Austin and Ms. Kim would be entitled to the following:

Class B Units in TWP Holdings	Accelerated Vesting ($)(1)
Robert Austin	779,525
Hih Song Kim	62,698

Notes:
(1)
Amount reflects the assumed accelerated vesting of all unvested Class B units in TWP Holdings granted to Mr. Austin and Ms. Kim based on an assumed value per Class B unit in TWP Holdings as of December 31, 2025 of $751.77 with such amount calculated taking into account the applicable participation threshold.

An “Exit Transaction” includes (i) the direct or indirect sale of 85% or more of the assets of TWP Holdings and its subsidiaries, taken as a whole, to any person who is not an affiliate of TWP Holdings; (ii) the sale, transfer or disposition (whether by merger, consolidation or otherwise) by Triton Water Investor Holdings, LP to any person who is not an affiliate of TWP Holdings of eighty-five percent (85%) or more of the partnership units owned by Triton Water Investor Holdings, LP; or (iii) such other extraordinary transaction or series of transactions that ORCP III DE TopCo GP, LLC determines, in its sole discretion, shall be considered an “Exit Transaction”.
Severance Plan
The Compensation Committee determines which of our employees are eligible to participate in the Severance Plan. As of December 31, 2025, each of our NEOs who were employed by us as of such date participated in the Severance Plan.
Each participant is assigned to one of three levels, which generally correspond to severance multiples as follows: Level 1 Employees-2 times; Level 2 Employees-1.25 times; Level 3 Employees-1 times. Mr. Foss was a Level 1 employee and Messrs. Hass and Austin and Ms. Kim are Level 2 employees, and Mr. Ausher is a Level 3 Employee. Pursuant to the terms of his offer letter, Mr. Austin’s severance multiple is 1.5 times rather than 1.25 times despite being a Level 2 Employee. Mr. Rietbroek was a Level 1 employee and Ms. Poe was a Level 2 employee. The payments they received upon their respective terminations are set forth below.
The Severance Plan defines “Cause” to mean:
(i)
the willful or grossly negligent failure of the participant to properly carry out the participant’s duties and responsibilities or to adhere to the policies of the Company or a subsidiary, after written notice by the Company or subsidiary of the failure to do so, and such failure remaining uncorrected following an opportunity for the participant to correct the failure within ten days of the receipt of such notice;

(ii)
theft, fraud, dishonesty, or misappropriation by the participant, or the gross negligence or willful misconduct by the participant, involving the property, business, or affairs of the Company or a subsidiary, including, without limitation, any breach by the participant of the representations, warranties, and covenants contained in the participant’s employment or service agreement, if applicable, or Section 7 of the Severance Plan;

(iii)	the participant’s commission or conviction of, or plea of guilty to, a criminal offense that involves fraud, dishonesty, theft, violence, or other moral turpitude;
(iv)	the participant’s breach of a fiduciary duty owed to the Company or a subsidiary; or
(v)	the participant’s refusal to follow the lawful, reasonable, and good faith direction of the Board or the participant’s supervisor.

The Severance Plan defines “Good Reason” to include any of the following:
(i)	a material diminution in the participant’s title or duties or assignment to the participant of materially inconsistent duties;
(ii)
a reduction in the participant’s then current annual base salary or target bonus opportunity as a percentage of annual base salary, unless such reduction in target bonus opportunity is made applicable to all participants serving in substantially the same capacity as the participant;

(iii)
relocation of the participant’s principal place of employment to a location that is more than 50 miles away from the participant’s principal place of employment on the date upon which the participant became a participant, unless such relocation is effected at the request of the participant or with the participant’s approval;

(iv)
a material breach by Primo Brands of any provisions of the Severance Plan, or any employment agreement to which the participant and Primo Brands are parties, after written notice by the participant of the breach and such failure remaining uncorrected following an opportunity for Primo Brands to correct such failure within ten days of the receipt of such notice; or

(v)
the failure of Primo Brands to obtain the assumption in writing of its obligation to perform the Severance Plan by any successor to all or substantially all of the business or assets of Primo Brands within fifteen days after a merger, consolidation, sale or similar transaction.

If a participant’s employment is terminated by us without Cause or by the participant for Good Reason, he or she will receive a cash payment of an amount equal to the participant’s total annual base salary and target bonus multiplied by his or her severance multiple. The terminated participant would also be paid accrued salary and vacation through the date of termination, less applicable withholdings, and a pro-rata payment of the participant’s annual bonus based on actual performance for the year of termination. In addition, the terminated participant would receive accelerated vesting of rights to the extent provided in our equity incentive plans (as described above), would continue to receive benefits under our benefit plans for the number of years equal to the severance multiple where we may do so legally and in accordance with the applicable benefit plans in effect from time to time (up to a maximum of 18 months), and would receive up to $15,000 of outplacement assistance.
Payments to all participants under the Severance Plan subject to excise tax are cut back to an amount that will result in no portion of the payments being subject to the excise tax.
Participants whose employment terminates for Cause, or by voluntary resignation (other than for Good Reason), death, or disability are not entitled to benefits under the Severance Plan.
Participants in the Severance Plan agree to non-competition and non-solicitation provisions that continue beyond termination for the number of years equal to the applicable severance multiple, regardless of the cause of termination. Participants agree to execute a general release of claims against us in return for payments under the Severance Plan, and the Severance Plan supersedes applicable provisions of each participant’s prior employment agreement.
Payments under the Severance Plan
As of December 31, 2025, each of our NEOs who were employed by us as of such date participated in the Severance Plan. Mr. Rietbroek and Ms. Poe participated in the Severance Plan prior to their respective terminations of employment. Under the Severance Plan, if their employment is terminated by Primo Brands without Cause or by the executive for Good Reason, the executive would receive a cash payment equal to the sum of his or her annual base salary and target bonus times a severance multiple.

Assuming his or her employment had been terminated on December 31, 2025 (or the actual date of termination for Mr. Rietbroek and Ms. Poe) by Primo Brands without Cause or by the executive for Good Reason, the applicable NEOs would have been entitled to the following:

	Cash Severance ($)	Non-Equity Incentive Plan Payment ($)	Medical Continuation ($)	Accelerated Awards ($)	Total ($)
Eric Foss	3,000,000	—	48,443	6,944,973	9,993,417
David Hass	1,484,375	562,500	41,678	3,359,058	5,447,612
Robert Austin	3,000,000	1,200,000	48,335	206,272	4,454,607
Hih Song Kim	1,316,250	468,000	44,809	266,930	2,095,989
Jason Ausher	688,000	258,000	30,114	588,649	1,564,763
Robbert Rietbroek(1)	5,108,847	1,454,423	2,438	10,260,720	16,826,429
Marni Morgan Poe(1)	1,117,510	309,008	32,579	3,862,345	5,321,442

(1)	Amounts reflect the actual payments made to the NEO under the Severance Plan as of the date of the NEO’s termination in fiscal year 2025.
Assuming his or her employment had been terminated in connection with a Change of Control on December 31, 2025, the applicable NEOs would have been entitled to the following:

	Cash Severance ($)	Non-Equity Incentive Plan Payment ($)	Medical Continuation ($)	Accelerated Awards ($)	Total ($)
Eric Foss	3,000,000	—	48,443	13,024,639	16,073,082
David Hass	1,484,375	562,500	41,678	5,551,348	7,639,901
Robert Austin	3,000,000	1,200,000	48,335	1,393,036	5,641,371
Hih Song Kim	1,316,250	468,000	44,809	1,802,751	3,631,810
Jason Ausher	688,000	258,000	30,114	986,592	1,962,706

Mr. Rietbroek and Ms. Poe are not included in the table above because they were not terminated in connection with a Change of Control and were therefore not eligible to receive the corresponding compensation and benefits as described above on their respective termination dates.
Termination by Primo Brands for Cause; Resignation by the Executive Officer other than for Good Reason
We are not obligated to make any cash payment or benefit to any of our executive officers if the executive officer’s employment is terminated by us for Cause or if the executive officer resigns for other than Good Reason (each as defined in the Severance Plan), other than the payment of unpaid salary and accrued and unused vacation pay.
Death or Disability
Upon an executive officer’s death or disability, we pay accrued salary, accrued and unused vacation pay and a prorated target bonus to the executive officer or the executive officer’s estate. Under the terms of the Legacy Equity Plans, upon an executive officer’s death, a pro rata portion of any restricted shares, restricted share units and in the case of restricted shares or restricted share units, following the executive officer’s death. Under the terms of the Primo Brands Equity Plan, upon an executive officer’s death or disability (as defined in the Primo Brands Equity Plan), any restricted shares, restricted share units, performance shares or performance units granted to such executive officer under the Primo Brands Equity Plan vest and are paid, in the case of performance shares or units, at “target” level for the applicable performance period, following the executive officer’s death or disability. We provide life insurance, short term disability, and long-term care benefits to our executive officers. Amounts in respect of such benefits are disclosed in the Summary Compensation Table on page 40 of this proxy statement.
Retirement
Pursuant to the terms of the Equity Plans in the event of our NEO’s retirement following age 60 and ten continuous years of service, such executive’s outstanding unvested options (if any) will continue to vest on the original vesting date(s) and thereafter will continue to be exercisable until the third anniversary of the date of retirement. In addition, restricted share units and performance units held by a retired grantee will continue to vest according to their original schedule, subject to acceleration provisions and the satisfaction of performance objectives, as applicable; provided that, in the case of any restricted share units and performance units granted under the Primo Brands Equity Plan, if such award was granted within 12 months before a grantee’s retirement, the award will vest partially based on the number of full months between the grant date and the date of grantee’s retirement, divided by the total number of full months from the grant date to the applicable vesting date. None of our NEOs are retirement eligible based on the criteria set forth above; thus, do not qualify for such treatment. While Ms. Poe was not retirement eligible upon her termination, in consideration of the transition services that were provided by Ms. Poe, and in recognition of Ms. Poe’s significant contributions to the Company, the Company determined to provide continued vesting for the award granted to Ms. Poe in December 2024 under the Primo Brands Corporation Equity Incentive Plan, consistent with the retirement treatment described herein. On February 18, 2026, the Board approved an updated definition of retirement, which will be satisfied following the first to occur of (i) age 60 and ten continuous years of service, (ii) age 55 and twenty continuous years of service or (iii) age 65. This definition will apply to all equity awards granted under the Equity Plans commencing with our annual grants that will be granted in December 2026.
EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of December 31, 2025. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders:

Plan Category	(a) Number Of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity plans approved by stockholders(1)	4,983,273(2)	$14.39(3)	41,700,149
Equity plans not approved by stockholders
Total	4,983,273	$14.39	41,700,149

(1)
Consists of the Primo Brands Corporation Equity Incentive Plan, Primo Brands Employee Share Purchase Plan, Legacy Primo Water Corporation Equity Incentive Plan, Legacy Primo Water Corporation 2018 Equity Incentive Plan, Restricted Stock Unit Award Agreement (Inducement Grant) dated January 2, 2024, and Primo Water Deferred Compensation Program, all of which were approved by the Company’s stockholders prior to the merger. Only the Primo Brands Corporation Equity Incentive Plan and Primo Brands Employee Share Purchase Plan permit the future issuance of Common Stock.

(2)	Consists of shares of our Common Stock issuable upon vesting of 4,138,968 outstanding restricted stock units and exercise of 779,617 outstanding nonqualified stock options.
(3)	This amount represents the weighted average exercise price for the total number of outstanding nonqualified stock options. No such value is included for restricted stock units.

DIRECTOR COMPENSATION
Our director compensation philosophy is to appropriately compensate our non-employee directors for the time, expertise and effort required to serve as a director of a large and complex company, and to align the interests of our directors with those of our stockholders. Directors who are One Rock employees do not receive compensation for serving on the Board.
Pursuant to the Primo Brands Corporation Non-Employee Director Compensation Policy, our non-employee directors may receive cash retainers or fees, and equity grants in connection with their performance of services. Each non-employee director may elect to receive shares of Common Stock in lieu of cash compensation to which they would otherwise be entitled.
The following table contains information concerning the compensation of Primo Brands’ non-employee directors in fiscal year 2025:

Name*	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
C. Dean Metropoulos	110,000	350,000	460,000
Kurtis Barker**	44,068	175,000	219,068
Britta Bomhard	115,761	175,000	290,761
Susan E. Cates	140,000	175,000	315,000
Michael Cramer	246,603	175,000	421,603
Jerry Fowden	162,500	175,000	337,500
Billy D. Prim	115,761	175,000	290,761
Steven P. Stanbrook	170,870	175,000	345,870

*
On November 5, 2025, the Board of Directors appointed Mr. Foss as the Company’s Executive Chairman and Chief Executive Officer. Mr. Foss’s compensation for his service as director is reflected in the Summary Compensation Table on page 40. The aggregate number of unvested stock awards held by Mr. Foss as of December 31, 2025 is set forth in the Outstanding Equity Awards Table on page 47.

**
On May 19, 2025, pursuant to the Stockholders Agreement and the Certificate of Incorporation, following the decrease in ownership of Common Stock held by the ORCP Stockholders, Mr. Barker resigned from the Board, which became effective upon acceptance by the Unaffiliated Directors (as defined in the Stockholders Agreement) of the Board on May 21, 2025.

The table below shows the aggregate number of equity incentive plan awards held as of December 31, 2025 by each non-employee director who was serving as of December 31, 2025.

Name	Option Awards Outstanding at Fiscal Year End
C. Dean Metropoulos	90,000(1)
Michael Cramer	300(2)

Notes:
(1)
Represents the aggregate number of Class B units that are held indirectly by Mr. Metropoulos. 83 1/3% of the Class B units are time-vesting units and 16 2/3% are performance-vesting units. The time-vesting units are fully vested as of December 31, 2023. The performance-vesting units fully vested in 2025 based on achievement of a multiple on invested capital returned to significant investors in TWP Holdings.

(2)
Represents the aggregate number of Class B units that are held by Mr. Cramer. Mr. Cramer received two separate grants of Class B units on March 31, 2021 and October 31, 2023, with vesting commencement dates of March 31, 2021 and October 31, 2023, respectively. Of the 75 time-vesting Class B units granted to Mr. Cramer on November 10, 2021, with a vesting commencement date of March 31, 2021, 50% of such Class B units vested on March 31, 2023, 16 2/3% of such Class B units vested on March 31, 2024, 16 2/3% of such Class B units vested on March 31, 2025, and 16 2/3% of such Class B units will vest on March 31, 2026 with accelerated vesting of all such Class B units upon an Exit Transaction, subject to Mr. Cramer’s continued service with the Company through the applicable vesting date. All of the 150 Class B units granted to Mr. Cramer on October 31, 2023 are subject solely to time-basted vesting of which 50% of such Class B units vested on October 31, 2025, and 16 2/3% will vest on each of the third, fourth, and fifth anniversaries of October 31, 2023 with accelerated vesting of all such Class B units upon an Exit Transaction, subject to Mr. Cramer’s continued service with the Company through the applicable vesting dates.

CEO PAY RATIO
During fiscal year 2025, the Company had two individuals serve as Chief Executive Officer: Robbert Rietbroek, who ceased serving as our Chief Executive Officer on November 5, 2025, and Eric Foss, who was appointed Chief Executive Officer on November 5, 2025. When a company has had two chief executive officers in the same fiscal year, under Item 402(u), the compensation paid to the chief executive officer for purposes of calculating the pay ratio can be either (i) a combination of the compensation paid to each chief executive officer during the fiscal year or (ii) the annualized compensation of the person who was serving as chief executive officer as of the date it used to select the median employee. Because Mr. Foss was our Chief Executive Officer on November 30, 2025, the date we used to select our median employee, we chose to use Mr. Foss’s annualized fiscal year 2025 compensation for our 2025 pay ratio disclosure.
In accordance with SEC rules, we are providing the ratio of the annual total compensation of Mr. Foss, our Chief Executive Officer as of November 30, 2025, to the total cash compensation of our median associate. The 2025 annual total compensation of Mr. Foss was $15,799,438, the 2025 total cash compensation of our median compensated associate was $76,221, and the ratio of these amounts is 207 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below.
Methodology for Determining Our Median Associate
As permitted under SEC rules, to determine our median associate, we used total cash compensation as derived from our payroll records. We believe that cash compensation encompasses all of the principal methods of compensation that we use for our associates and provides a reasonable estimate of annual compensation for our associates. Furthermore, in identifying our median associate, wages and salaries were annualized for associates who were not employed for the full 2025 fiscal year and who were not temporary or seasonal. We did not make a full-time equivalent adjustment for any associate.
Determination Date and Associate Population Used to Identify the Median Associate
We determined that, as of November 30, 2025, the date we selected to identify the median associate, our associate population consisted of approximately 14,322 associates working for Primo Brands and its consolidated subsidiaries. We included any full-time, part-time, seasonal or temporary individual employed by the Company on November 30, 2025. No associates were excluded under the de minimis or data privacy exemptions under the rule.
Compensation Measure Used to Identify the Median Associate
To identify the median associate, we used base salary or wages and overtime pay, as applicable, actual annual cash incentive compensation and commissions-based payments paid through November 30, 2025 as the consistently-applied compensation measure. In addition, we annualized the compensation of all permanent full-time and part-time associates over the full calendar year, including those associates who were hired in 2025 as if they were hired at the beginning of the fiscal year. Base salary or wages, as applicable, for our seasonal and temporary associates were not annualized. We did not make any cost-of-living adjustments. We converted all foreign currency salaries to U.S. dollar equivalents using the monthly consolidated exchange rates as of November 30, 2025.
Total Cash Compensation of Median Associate
In order to determine the annual total compensation of the median associate, we identified and calculated the elements of that associate’s compensation for 2025 in accordance with SEC requirements, resulting in total cash compensation in the amount of $76,221.
Annual Total Compensation of Chief Executive Officer
With respect to the annual total compensation of our Chief Executive Officer, we included the amount reported for Mr. Foss in the “Total” column for 2025 in the Summary Compensation Table included in this proxy statement. For CEO Pay Ratio purposes, we annualized Mr. Foss’s base salary. Mr. Foss’s annualized base salary was $1,052,885, treating it as if he had served as CEO for the entire 2025 fiscal year. All other forms of compensation were not annualized. As described above in “Compensation Discussion and Analysis - CEO Compensation for Fiscal 2025”, to facilitate his hiring, in fiscal year 2025, Mr. Foss received a one-time inducement award with a grant date fair value equal to $7,184,617, which is included in his annual total compensation. No similar award is contemplated in the future. His annualized total compensation for the purposes of this calculation was $15,799,438.

Our Pay Ratio has been calculated using selected assumptions, estimates and adjustments as permitted under Item 402(u) of Regulation S-K, and is a reasonable estimate calculated in a manner consistent with the Regulation. Other companies may use different methodologies, assumptions, estimates and adjustments, for median employee compensation and therefore a comparison of our Pay Ratio to that of other companies will be limited in value.

PAY VS PERFORMANCE
In accordance with Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between the compensation of our CEO and NEOs and certain financial performance measures of Primo Brands. For further information on Primo Brands’ pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.

							Value of an initial $100 Investment:
Year	Summary Compensation Table Total for First CEO[1,2]	Compensation Actually Paid to First CEO[1,3]	Summary Compensation Table Total for Second CEO[1,2]	Compensation Actually Paid to Second CEO[1,3]	Average Summary Compensation Table Total for Non-CEO NEOs[2,3]	Average Compensation Actually Paid to Non-CEO NEOs[2,4]	Total Shareholder Return[5]	Peer Group Total Shareholder Return[6]	Net Income/ (Loss) (millions)[7]	Adjusted EBITDA (millions)[8]
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(I)
2025	$6,590,162	($4,592,853)	$14,908,092 (1)	$16,071,378	$2,223,162	($652,303)	$65.43	$96.13	$75.6	$1,446.8
2024	$25,990,984	$29,930,013	N/A	N/A	$5,650,276	$7,486,462	$121.05	$94.56	($12.6)	$1,352.5

(1)	Amounts include $327,609 which relate solely to Mr. Foss’s services as a director prior to the commencement of his employment as Chief Executive Officer.
(2)	The dollar amounts reported in column (b) through (e) reflect the following individuals:

Year	CEO	Non-CEO NEOs
2025	Mr. Rietbroek (First CEO) and Mr. Foss (Second CEO)	Mr. Austin, Mr. Ausher, Mr. Hass, Ms. Poe, and Ms. Kim
2024	Mr. Rietbroek	Mr. Austin, Mr. Hass, Ms. Poe, and Ms. Kim

(3)
The dollar amounts reported in column (b) reflect the total compensation reported for our CEO during the applicable year, while the dollar amounts reported in column (d) reflect the average total compensation reported for the NEOs (excluding our CEO) during the applicable year, in the “Total” column in the Summary Compensation Table.

(4)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to our CEO, while the dollar amounts reported in column (e) represent the average amount of “compensation actually paid” for the NEOs (excluding our CEO) for the applicable year. Compensation Actually Paid (CAP) has been calculated based on the requirements and methodology set forth in the applicable SEC rules (Item 402(v) of Regulation S-K). To calculate CAP for 2025, the following amounts were deducted from and added to the total compensation number shown in the Summary Compensation Table:

	2024		2025
Reconciliation of Summary Compensation Table Total to Compensation Actually Paid	CEO	Average for Non-CEO NEOs	First CEO	Second CEO	Average For Non-CEO NEOs
Reported Summary Compensation Table Total	$25,990,984	$5,650,276	$6,590,162	$14,908,092	$2,223,162
(Less): Reported Value of Equity Awards(a)	($22,813,887)	($3,812,742)	$0	($14,418,944)	($1,314,341)
Add: Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year(b)	$26,107,835	$2,445,492	$0	$15,365,755	$961,840
Add/(Less): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years(b)	$0	$2,603,466	($1,540,088)	$0	($2,308,288)
Add: Fair Value at Vesting of Equity Awards Granted in Fiscal Year That Vested During Fiscal Year(b)	$0	$0	$0	$174,982	$0
Add/(Less): Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(b)	$0	$486,285	($3,672,335)	$0	($300,998)
(Less): Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(b)	0	$0	($5,988,440)	$0	$0
Add: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$645,081	$113,686	$17,848	$41,494	$86,321
Compensation Actually Paid	$29,930,013	$7,486,462	($4,592,853)	$16,071,378	($652,303)

(a)	The amounts in this row reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date for each award that vested in the covered year. For performance-based awards, the fair values reflect the probable outcome of the performance vesting conditions as of each measurement date. For market-based awards, the fair values were determined using a Monte Carlo valuation.

(5)
The amounts in column (f) represent the cumulative return on a fixed investment of $100 in Primo Brands’ common stock, for the period beginning on November 11, 2024, the date Primo Brands’ common stock commenced trading on the New York Stock Exchange, through the end of the applicable fiscal year, assuming reinvestment of dividends.

(6)
The amounts in column (g) represent the cumulative return on a fixed investment of $100 in the custom peer group for the period beginning on November 11, 2024, through the end of the applicable fiscal year, assuming reinvestment of dividends. The peer group for 2025 includes The Boston Beer Company, Inc., The Campbell’s Company, Clean Harbors, Inc., Coca-Cola Consolidated, Inc., Flower Foods, Inc., General Mills, Inc., The Hershey Company, The J.M. Smucker Company, Keurig Dr Pepper Inc., Lamb Weston Holdings, Inc., Molson Coors Beverage Company, Monster Beverage Corporation, Post Holdings, Inc., Waste Connections, Inc., and XPO, Inc. WK Kellog Co was acquired in 2025 and is thus not included in the calculation for fiscal year 2025.

(7)	The dollar amounts reported represent the net income reflected in Primo Brands audited financial statements for the applicable year.
(8)
While we use numerous financial and non-financial performance measures to evaluate performance under our compensation programs, Adjusted EBITDA, formerly referred to as Combined Adjusted EBITDA in the year of the business combination, is the financial performance measure that, in Primo Brands’ assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to NEOs, for the most recently completed fiscal year, to Company performance. Adjusted EBITDA is a non-GAAP measure and is calculated from our audited financial statements as follows: net income (loss) before interest and financing expense, net, provision for (benefit from) income taxes, and depreciation and amortization, further adjusted for acquisition, integration and restructuring expenses, share-based compensation costs, unrealized loss (gain) on foreign exchange and commodity forwards, loss on disposal of property, plant and equipment, net, gain on extinguishment of debt, management fees, and other adjustments, net. For a reconciliation of the differences between Adjusted EBITDA and the most directly comparable financial measure calculated and presented in accordance with GAAP, see Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” on pages 47 and 48 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Description of Certain Relationships between Information Presented in the Pay vs. Performance Table
As described in more detail in the section “Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with Company performance, they are not all required to be presented in the Pay vs. Performance table.
Relationship between CAP vs. Cumulative TSR of Company and the Peer Group
The following chart illustrates the relationship between CAP for our CEO and the average CAP for our Non-CEO NEOs against the Company’s TSR, as well as the relationship between our TSR and the TSR of our peer group:

CAP vs. TSR
$29.9M
$121
$96
$95
$16.1M
$65
$7.5M
2024
2025
-$0.7M
-$4.6M
Avg. Compensation Actually Paid (Non-CEO NEO)
Compensation Actually Paid to Second CEO
Compensation Actually Paid to First CEO
Total Shareholder Return
Peer Group Total Shareholder Return

Relationship between CAP vs. Net Income
The following chart illustrates the relationship between CAP for our CEO and the average CAP for our Non-CEO NEOs against the Company’s net income:

CAP vs. Net Income
$29.9M
-$12.6M
$7.5M
$75.6M
$16.1M
2024
2025
-$4.6M
-$0.7M
Avg. Compensation Actually Paid (Non-CEO NEO)
Compensation Actually Paid to Second CEO
Compensation Actually Paid to First CEO
Net Income (millions)

Relationship between CAP vs. Adjusted EBITDA
The following chart illustrates the relationship between CAP for our CEO and the average CAP for our Non-CEO NEOs against the Company’s Adjusted EBITDA:

CAP vs. Adjusted EBITDA
$29.9M
$1352.5M
$1446.8M
$16.1M
$7.5M
2024
2025
-$0.7M
-$4.6M
Avg. Compensation Actually Paid (Non-CEO NEO)
Compensation Actually Paid to Second CEO
Compensation Actually Paid to First CEO
Adjusted EBITDA (millions)

Most Important Company Performance Measures for Determining Executive Compensation
The most important financial performance measures used by Primo Brands to link executive compensation to Company performance during fiscal year 2025 were:
Primo Brands
•	Adjusted EBITDA
•	Revenue
•	Free Cash Flow

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock for:
•	each person who is known to be the beneficial owner of more than 5% of our Common Stock;
•	each of our NEOs, directors and nominees for director; and
•	all executive officers, directors and nominees for director as a group.
The amounts and percentages of Common Stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
The beneficial ownership of our voting securities is based on ownership on March 5, 2026 and 363,176,926 shares of our Common Stock issued and outstanding as of such date.
Unless otherwise indicated, the address for each beneficial owner listed below is: (i) 1150 Assembly Drive, Suite 800, Tampa, Florida 33607 and (ii) 900 Long Ridge Road, Building 2, Stamford, Connecticut 06902.

	Shares of Common Stock
Name of Beneficial Owner	Number	Percentage
5% Stockholders
Entities affiliated with One Rock Capital Partners(1)	116,210,806	32.0%
FMR LLC(2)	36,215,565.1	10.0%
The Vanguard Group(3)	23,028,858	6.3%
Directors and Named Executive Officers
Eric J. Foss	152,568	*
David Hass(4),(5)	290,625	*
Robert Austin(4)	1,947	*
Hih Song Kim(4)	3,825	*
Jason Ausher(4),(6)	124,300	*
Robbert Rietbroek***	371,715	*
Marni Morgan Poe***	926,814	*
C. Dean Metropoulos(7)	18,707	*
Britta Bomhard	62,619	*
Susan E. Cates	72,473	*
Jerry Fowden	1,292,076	*
Billy D. Prim(8)	1,084,373	*
Allison Spector	—	*
Steven P. Stanbrook	183,794	*
Michael Cramer	17,762	*
Tony W. Lee(9)	116,210,806	32.0%
Minsok Pak	2,683	*
All current executive officers, current directors and nominees as a group (15 individuals)	119,518,558	32.9%

*	Represents voting power of less than one percent.
***
Beneficial ownership for Mr. Rietbroek is as of January 15, 2026 and beneficial ownership for Ms. Poe is as of January 29, 2026, the most recent dates for which information is available. Mr.  Rietbroek ceased to be an executive officer and director of the Company on November 5, 2025, and Ms. Poe ceased to be an executive officer of the Company on August 6, 2025.

(1)
Represents 97,617,077 shares of Common Stock held by Triton Water Equity Holdings, LP and 18,593,729 shares of Common Stock held by Triton Water Forward Holdings, LP. All of the shares held by Triton Water Equity Holdings, LP have been pledged as collateral pursuant to a margin loan and all the shares held by Triton Water Forward Holdings, L.P. have been pledged pursuant to a Master Confirmation and related Supplemental Confirmation (the “Forward Contract”). ORCP III DE TopCo GP, LLC is the general partner of Triton Water Parent Holdings, LP. Triton Water Parent Holdings, LP is the managing member of Triton Water Equity Holdings, GP, LLC, which is the general partner of Triton Water Equity Holdings, LP, and the managing member of Triton Water Forward Holdings GP, LLC, which is the general partner of Triton Water Forward Holdings, LP. R. Scott Spielvogel and Tony W. Lee are the managing members of ORCP III DE TopCo GP, LLC and share voting and investment discretion with respect to the securities held of record by each of Triton Water Equity Holdings, LP and Triton Water Forward Holdings, LP. Accordingly, each of the persons and entities named herein may be deemed to share beneficial ownership of the securities held of record by each of Triton Water Equity Holdings, LP and Triton Water Forward Holdings, LP. The principal business address of each of the entities and persons identified in this footnote is c/o One Rock Capital Partners, LLC, 45 Rockefeller Plaza, 39th Floor, New York, NY 10111.

(2)
Based solely on information reported in a Schedule 13G/A filed by FMR LLC on February 5, 2026. As reported in such filing, FMR LLC was the beneficial owner of 36,215,565.1 shares of Common Stock, with sole voting power with respect to 36,205,455 shares of Common Stock and sole dispositive power with respect to 36,215,565.1 shares of Common Stock. The address of FMR LLC is 245 Summer Street, Boston, MA 02210, United States.

(3)
Based solely on information reported in a Schedule 13G filed by The Vanguard Group on January 30, 2026. As reported in such filing, The Vanguard Group was the beneficial owner of 23,028,858 shares of Common Stock, with shared voting power with respect to 1,989,525 shares of Common Stock and shared dispositive power with respect to 23,028,858 shares of Common Stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)	Amounts reported do not reflect RSUs or options to purchase our Common Stock that do not vest within 60 days of March 5, 2026.
(5)
Includes (a) 22,700 shares of our Common Stock underlying options to purchase our Common Stock exercisable within 60 days of March 5, 2026, (b) 53,934 shares of Common Stock held by David W. Hass Living Trust, of which Mr. Hass is a trustee, (ii) 3,846 shares of Common Stock held by a Roth IRA for the benefit of Mr. Hass, (iii) 3,481 shares of Common Stock owned by HB Capital LLC, of which Mr. Hass is a member, (iv) 2,656 shares of Common Stock held by the nieces and nephews of Mr. Hass through custodial accounts under the Uniform Transfers to Minors Act for which Mr. Hass is custodian, and (v) 828 shares of Common Stock held through Mr. Hass’s spouse.

(6)	Includes 48,577 shares of our Common Stock underlying options to purchase our Common Stock exercisable within 60 days of March 5, 2026.
(7)	Mr. Metropoulos is not being nominated for reelection at the Annual Meeting.
(8)
Includes 3,177 shares of Common Stock held by the 2010 Irrevocable Trust fbo Joseph Alexander Bellissimo (as to which Mr. Prim has shared voting and investment power) and 3,177 shares of Common Stock held by the 2010 Irrevocable Trust fbo Jager Grayln Dean Bellissimo (as to which Mr. Prim has shared voting and investment power).

(9)	Represents shares held by entities affiliated with One Rock Capital Partners as discussed further in footnote (1) above.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. To the extent our Nominating and Governance Committee is comprised entirely of independent directors, it is responsible for periodically reviewing and approving “related person transactions” as defined by Item 404 of Regulation S-K under the Exchange Act and approving or recommending any changes to such policies and procedures. If the Nominating and Governance Committee is not comprised entirely of independent directors, another independent committee of the Board or the independent members of the Board as a whole has authority to review and approve related person transactions.
A “Related Person Transaction” is an existing or proposed transaction, arrangement, or relationship (or any series of similar existing or proposed transactions, arrangements, or relationships) in which the Company (including any of its subsidiaries) was, is, or will be a participant, the amount involved exceeds $120,000, and in which any Related Person (as defined below) had, has, or will have a direct or indirect material interest. A “Related Person” is:
•	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;
•	any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the same household of such director, executive officer, nominee or more than 5% beneficial owner.

The following is a description of transactions to which we were a party since January 1, 2025 in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member or a person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest. The matters described below were approved in accordance with our related person transaction policy.
COMMERCIAL TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS
For the year ended December 31, 2025, the Company purchased approximately $36.4 million, of materials used in the production process from Alltrista Plastics LLC (“Alltrista”), a subsidiary of Jadex Inc., a One Rock portfolio company, which were recorded as a component of cost of goods sold. Additionally, the Company recorded $2.5 million payable related to the unpaid portion of purchases at December 31, 2025.
STOCKHOLDERS AGREEMENT
The Company and the Initial ORCP Stockholder are party to the Stockholders Agreement, dated November 7, 2024, setting forth certain governance and other rights of the Sponsor Stockholders (inclusive of any permitted transferees of the Initial ORCP Stockholder). For additional information, see “Corporate Governance—Stockholders Agreement” above.
MARGIN LOAN
In November 2024, the ORCP Stockholders took a $350,000,000 margin loan from institutional lenders (the “Margin Loan”), secured by a pledge of 58,000,000 shares of Common Stock owned by the ORCP Stockholders. In March 2025, the ORCP Stockholders entered into an amendment to the Margin Loan to facilitate the borrowing of an additional $500,000,000 and pledged an additional 66,000,000 shares of Common Stock owned by the ORCP Stockholders to secure the ORCP Stockholders’ obligations under the loan (the “Upsized Margin Loan”). In connection with the Upsized Margin Loan, the Company entered into customary issuer agreements with Triton Water Equity Holdings, LP, Triton Water Equity Holdings GP, LLC, and each of the institutional lenders in the Upsized Margin Loan, whereby we made certain representations to the parties in relation to the pledge of 124,000,000 shares of

Common Stock as collateral for the Upsized Margin Loan (the “Pledged Shares”). In connection with the foregoing, the Company waived the lock-up provisions under the Stockholders Agreement with respect to the Pledged Shares. In December 2025, the ORCP Stockholders refinanced the Upsized Margin Loan (the “Refinanced Margin Loan”), and as part of the Refinanced Margin Loan, on December 8, 2025, Triton Water Forward Holdings, LP entered into a Pre-paid Variable Share Forward Transaction with JPMorgan Chase Bank, N.A. pursuant to a Master Confirmation and related Supplemental Confirmation (the “Forward Contract”). Pursuant to the Refinanced Margin Loan, among other things, 18,593,729 shares of Common Stock were released from the collateral pledged for the Refinanced Margin Loan, as a result of which 97,617,077 shares of Common Stock remain pledged as collateral under the Refinanced Margin Loan (the “Refinanced Margin Loan Pledged Shares”), and Triton Water Forward Holdings, LP pledged such 18,593,729 shares of Common Stock (the “Forward Contract Pledged Shares”) to secure its obligations under the Forward Contract. In connection with the Refinanced Margin Loan and the Forward Contract, the Company entered into a customary issuer agreement with Triton Water Equity Holdings, LP, Triton Water Equity Holdings GP, LLC, and JPMorgan Chase Bank, N.A., whereby we made certain representations to the parties in relation to the Refinanced Margin Loan Pledged Shares. In connection with the foregoing, the Company waived the lock-up provisions under the Stockholders Agreement with respect to the Refinanced Margin Loan Pledged Shares and the Forward Contract Pledged Shared.
REPURCHASE TRANSACTIONS
In connection with the secondary offering of our Common Stock sold by the ORCP Stockholders that closed on March 12, 2025, the Company repurchased 4,000,000 shares from the underwriters for the offering for a purchase price of $28.516765 per share or aggregate consideration of $114,067,060, representing a per-share purchase price equal to the price paid by the underwriters to the ORCP Stockholders in the offering. In connection with the secondary offering of our Common Stock sold by the ORCP Stockholders that closed on May 12, 2025, the Company repurchased 3,157,562 shares of Common Stock from Triton Water Parent Holdings, LP at a price per share equal to $31.67 or aggregate consideration of $100,000,000, representing a per-share purchase price equal to the price paid by the underwriters to the ORCP Stockholders in the offering.
LIQUIDITY AND TRANSFER RESTRICTIONS
As noted above, the ORCP Stockholders requested, and the Company, acting with the approval of an independent ad hoc committee of the Board, granted, a limited waiver of the lock-up provisions under the Stockholders Agreement with respect to the pledged shares to facilitate the Upsized Margin Loan and the Refinanced Margin Loan.

OTHER MATTERS
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined in Rule 16a-1 promulgated under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2025.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of our executive officers serves, or in the past year has served, as a member of the Board or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on the Board or Compensation Committee. No interlocking relationship exists between any member of the Compensation Committee (or other committee performing equivalent functions) and any executive, member of the Board, or member of the compensation committee (or other committee performing equivalent functions) of any other public company.
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 1150 Assembly Drive, Suite 800, Tampa, Florida 33607 in writing not later than November 18, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than the close of business on December 29, 2026 and no later than the close of business on January 28, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after April 28, 2027, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting must include the additional information required by Rule 14a-19(b) under the Exchange Act in any notice of director nomination submitted to the Company.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS AT THE ANNUAL MEETING
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
In addition, we have hired MacKenzie Partners, Inc., a professional soliciting organization, to assist us in distributing proxy solicitation materials and responding to information requests from stockholders with respect to the materials. For these services, MacKenzie Partners, Inc. will be paid a fee of up to $15,000, plus limited reimbursement for out-of-pocket expenses. MacKenzie Partners, Inc. expects that approximately 10 of its employees will assist in the solicitation.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding future financial and business performance and compensation arrangements. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2025 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this proxy statement.

PRIMO BRANDS’ ANNUAL REPORT ON FORM 10-K
A copy of Primo Brands’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of March 5, 2026 without charge upon written request addressed to:
Primo Brands Corporation
Attention: Corporate Secretary
1150 Assembly Drive, Suite 800
Tampa, Florida 33607
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at ir.primobrands.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Hih Song Kim
Chief Legal Officer & Corporate Secretary
Stamford, Connecticut
March 18, 2026

PRIMO BRANDS

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on April 27, 2026 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PRMB2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on April 27, 2026 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84323-P46884

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRIMO BRANDS CORPORATION

The Board of Directors recommends you vote FOR the election of the below director nominees and FOR Proposals 2 and 3:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. **Election of Directors.**

Nominees:

01) Britta Bomhard	06) Tony W. Lee
02) Susan E. Cates	07) Minsok Pak
03) Michael Cramer	08) Billy D. Prim
04) Eric J. Foss	09) Allison Spector
05) Jerry Fowden	10) Steven P. Stanbrook

	For	Against	Abstain
2. **Appointment of Independent Registered Certified Public Accounting Firm.** Appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. **Advisory Vote to Approve Executive Compensation.** Approval, on an advisory (non-binding) basis, of the compensation of Primo Brands Corporation's named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com.

V84324-P46884

PRIMO BRANDS CORPORATION
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
APRIL 28, 2026

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Eric Foss and Hih Song Kim, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) each to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of PRIMO BRANDS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, Eastern Time on April 28, 2026, at www.virtualshareholdermeeting.com/PRMB2026 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE